Exhibit 10.34
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MASTER BIOPROCESSING SERVICES AGREEMENT
This Master Bioprocessing Services Agreement dated October 4, 2018 (the “Effective Date”) is between Sesen Bio, Inc. f/k/a Eleven Biotherapeutics, Inc. (“Sponsor”), a Delaware corporation, with offices at 245 First Street, Suite 1800, Cambridge, MA 02142 and FUJIFILM Diosynth Biotechnologies U.S.A., Inc., a Delaware corporation (“Fujifilm” or “FDBU”), having its principal place of business at 101 J. Morris Commons Lane, Morrisville, NC 27560, (each a “Party”, and collectively, the “Parties”).
Sponsor desires Fujifilm to perform services in accordance with the terms of this Agreement and the Scope (as hereinafter defined) related to the production of Product, and Fujifilm desires to perform such services;
In consideration of the above statements, which form part of this Agreement, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:
Definitions:
“Acceptance” or “Accepted” shall mean Sponsor’s acceptance of a Batch after receipt of the Batch Packet, as set forth in Section 6 of this Agreement and the Quality Agreement.
“Actual Expenditure” shall have the meaning set forth in Section 5(b).
“Additional Consumables” shall have the meaning set forth in Section 5(b).
“Affiliate” shall mean in relation to either Party, any corporation, association or other business entity that directly or indirectly controls, is controlled by or is under common control with such Party, and “control” shall mean the legal power to direct or cause the direction of the general management and policies of such entity whether through the ownership of at least 50% of voting securities or capital stock of such business entity or any other comparable equity or ownership interest with respect to a business entity other than a corporation, by contract or otherwise.
“Agreement” shall mean this Master Bioprocessing Services Agreement, each Scope that has been executed, all attachments, and the Quality Agreement.
“API” shall have the meaning set forth in the Quality Agreement.
“Applicable Laws” shall mean all applicable laws, statutes, regulations, guidelines, guidance, and ordinances of the relevant governmental or regulatory authorities, including cGMP, of: (a) the United States; (b) Canada; (c) the United Kingdom; and (d) the European Union, with respect to a Party, the Facility, Product, Program, or the performance any other obligations under this Agreement, whether in effect as of the Effective Date or adopted thereafter, including any successor laws, regulations or guides.
“Approved Supplier” shall have the meaning set forth in the Quality Agreement.
“Assumptions” shall have the meaning set forth in Section 7(a).
“Background Intellectual Property” shall mean any Intellectual Property: (a) owned or licensed to a Party as of the Effective Date; or (b) thereafter acquired or developed by a Party independently of this Agreement and without use of or reference to any Confidential Information of the other Party.
“Batch” shall mean a specific quantity of Product that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture. In the case of continuous production, a Batch may correspond to a defined fraction of the

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production. The Batch size can be defined either by a fixed quantity or by the amount produced in a fixed time interval, and shall include, for clarity, any Intermediates of API/Drug Substance.
“Batch Packet” shall mean the package of relevant documentation to be transferred to Sponsor in relation to a cGMP Batch as detailed in the Quality Agreement or Scope.
“cGMP” shall mean the current regulatory requirements for Good Manufacturing Practice pursuant to: (a) the U.S. Federal Food, Drug, and Cosmetic Act as amended (21 USC 301 et seq.); (b) U.S. regulations in Title 21 of the U.S. Code of Federal Regulations Parts 210, 211, 600 and 610; (c) the equivalents thereof in Canada; (d) Rules and Guidance for Pharmaceutical Manufacturers and Distributors 2015 part II: Basic Requirements for Active Substances used as Starting Materials; (e) International Conference on Harmonization (ICH) Guidance for Industry Q7 Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; and (f) Directive 2003/94/EC of 8 October 2003 laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use and the European Commission's guidelines “The rules governing medicinal products in the European Union”, Volume 4, “EU Guidelines to Good Manufacturing Practice - Medicinal Products for Human and Veterinary Use”, in each case including successor laws, regulations or guides.
“cGMP Batch” shall mean a Batch identified in a Scope manufactured at a Facility which is intended to be manufactured under cGMP conditions and subject to Disposition in each case in accordance with cGMP.
“CMC Section” shall have the meaning set forth in Section 3(c).
“Change Order” shall have the meaning set forth in Section 7(b).
“Claim” shall have the meaning set forth in Section 16(a).
“Competitive Product” shall mean [***].
“Confidential Information” shall have the meaning set forth in Section 8(h).
“Consumables Advance Payment” shall have the meaning set forth in Section 5(b).
“Debarment” shall have the meaning set forth in Section 17(c).
“Delay” shall mean a delay caused or requested by Sponsor to the scheduled start of Batch manufacturing under a Scope, which delay is not attributable to a Force Majeure or any negligent actions or omissions of the Fujifilm Group or Subcontractors (or any Fujifilm Fault).
“Disposition” shall mean the process by which all documentation (including executed Batch records) related to cGMP manufacture of each Batch is reviewed and approved by Fujifilm and a Batch Packet is compiled and submitted to Sponsor for Acceptance or rejection thereof in accordance with the Quality Agreement.
“Dispute” shall mean any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, including any subsequent amendments, or the validity, enforceability, construction, performance or breach hereof (and including the applicability of arbitration to any such controversy or claim).
“Drug Product” shall have the meaning set forth in the Quality Agreement.
“Drug Substance” shall have the meaning set forth in the Quality Agreement.

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“Effective Date” shall have the meaning set forth in the preamble.
“Engineering Batch” shall mean a Batch manufactured in a Facility using the Process and released Process Consumables, but not intended to be a cGMP Batch and not suitable for use in humans. Engineering Batch is not a subject to Disposition, but is subject to review for compliance with the mutually agreed upon draft specifications.
“Execution Factor” shall mean [***].
“Facility” shall mean the facilities where services are being performed as described in the Scope, which may include Fujifilm’s development and/or manufacturing facilities in RTP, North Carolina, US and/or development and/or manufacturing facilities at Belasis Avenue, Billingham, UK, and/or in College Station, Texas.
“Facility or Equipment Modification” shall mean a modification to the Facility or to equipment (including Process-specific qualification and installation of existing equipment) required in order to site a Process in the Facility as detailed in the applicable Scope or Change Order.
“FDBK” shall mean FUJIFILM Diosynth Biotechnologies UK Limited of Belasis Avenue, Billingham, TS23 1LH.
“FDBT” shall mean FUJIFILM Diosynth Biotechnologies Texas, LLC a Texas Limited Liability Company, having its principal place of business at 100 Discovery Drive, Suite 200, College Station, Texas 77845.
“Fujifilm” or “FDBU” shall have the meaning set forth in the preamble.
“For Cause Audit” shall mean any for cause audit or any follow-up audit of a previous audit during which material deficiencies were identified.
“Force Majeure” shall mean any cause beyond the reasonable control of the Party in question which for the avoidance of doubt and without prejudice to the generality of the foregoing shall include governmental actions, war, riots, terrorism, civil commotion, fire, flood, epidemic, labour disputes (excluding labour disputes involving the work force or any part thereof of the Party in question), restraints or unavoidable delays affecting shipping or carriers, inability or unavoidable delay in obtaining supplies of adequate or suitable materials, currency restrictions, and acts of God, but shall not include the failure of Drug Product in clinical trials or failure of Drug Product to gain regulatory approval.
“Fujifilm Confidential Information” shall mean all Confidential Information whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly, by or on behalf of Fujifilm to Sponsor in connection with this Agreement, including Background Intellectual Property of Fujifilm and Process Inventions, but excluding Sponsor Inventions, except to the extent Fujifilm Confidential Information is incorporated into Fujifilm Deliverables.
“Fujifilm Deliverables” shall mean Process specification, Batch records, Product (including Product samples), Work Output, technical reports, risk assessments, or other deliverables of a Program to be provided by Fujifilm under a Scope.
“Fujifilm Fault” shall mean [***].
“Fujifilm Group” shall have the meaning set forth in Section 16(b).
“GMP At-Risk Run” shall have the meaning set forth in Section 6(c).

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“ICC” shall have the meaning set forth in Section 15(c).
“Impasse Notice” shall have the meaning set forth in Section 7(b).
“Indemnified Party” shall have the meaning set forth in Section 16(c).
“Indemnifying Party” shall have the meaning set forth in Section 16(c).
“Intellectual Property” shall mean all intellectual property rights, including trademarks, copyrights, know-how, data, designs, procedures and processes, and patents, whether registered or unregistered, and all applications and registrations therefor.
“Intermediate” shall have the meaning set forth in the Quality Agreement.
“Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 22(a).
“Latent Defect(s)” shall mean defects in a Batch that Sponsor can demonstrate in accordance with Section 6(b) were present at the time of Acceptance but were discovered after Acceptance (but within the time frame set forth in Section 6) that render the Batch as Non-Conforming Batch.
“Loss” shall have the meaning set forth in Section 16(a).
“Manufacturing Stage” or “Manufacturing Stages” shall mean a Stage or Stages of a Program identified in the applicable Scope during which production, testing and Disposition (where applicable) of an Engineering Batch or cGMP Batch is intended to take place, including preproduction activities; Facility change–over, setup, and cleaning before, between and after Batch manufacturing.
“Non-Conforming Batch” shall mean [***].
“Party” or “Parties” shall have the meaning set forth in the preamble.
“Payment Schedule” shall mean the schedule applicable to a Program and attached to and forming part of the applicable Scope.
“Personnel” shall have the meaning set forth in Section 1(f).
“Pre-PPQ Run” shall have the meaning set forth in Section 7(b).
“Process” shall mean the process for manufacture of a Product.
“Process Consumable” shall mean a consumable item used or intended for use in a Program, including polyethylene glycol (PEG), reagents (including analytical reagents), Raw Materials, packaging components, chromatography resins, filters, filtration membranes, media, buffer bags, refold bags, tubing, hoses, disposable analytical test kits, in-process measurement probes, columns (including analytical columns) and disposable containers.
“Process Invention” shall mean all Intellectual Property generated, in whole or in part, by or on behalf of Fujifilm or Personnel or Subcontractors in the conduct of the Program that relates to Fujifilm’s manufacturing and analytical methods that are of a general applicability and are both: (a) of a general nature and not specific to a Program, Product, Process, or other Fujifilm Deliverables; and (b) generated without use of Sponsor Confidential Information (including Sponsor Materials).
“Process-Specific Consumable” shall mean a Process Consumable which is required to operate the Process and which is specific to the Process or a Process Consumable which is required in such large

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volumes as would not be possible for Fujifilm to consume during other manufactures and/or within the shelf life of such Process Consumable.
“Process-Specific Equipment” shall mean an item of equipment which is required to operate the Process and which is specific to the Process.
“Product” shall mean: (a) API/Drug Substance of Vicinium; (b) Drug Product known as Vicinium; or (c) Intermediate(s) of API/Drug Substance and/or Drug Product known as Vicinium, in each case as specified in the applicable Scope.
“Program” shall mean the services to be performed according to a Scope executed under this Agreement.
“Program Assumptions” shall have the meaning set forth in Section 7(a).
“Program Manager” shall have the meaning set forth in Section 22(b).
“Program Modification” shall have the meaning set forth in Section 7(a).
“Program Schedule” shall mean the anticipated timeline for performance of each Stage of the Program.
“Quality Agreement” shall mean the quality agreement to be entered into by the Parties, which addresses regulatory and quality obligations of the Parties, as such Quality Agreement may be amended or replaced from time to time.
“Raw Material” shall have the meaning set forth in the Quality Agreement.
“Regulatory Authorities” shall mean any national, regional, state or local regulatory agency, commission, or other governmental entity with authority over the Product or the Parties within Canada, the United States, the U.K., or the European Union, including the United States Food and Drug Administration or any successor agency or authority thereto (the “FDA”), Health Canada or any successor agency or authority thereto, the competent authorities of the EU member states, and the European Medicines Agency or any successor agency or authority thereto (the “EMA”).
“Rules” shall have the meaning set forth in Section 15(c).
“Scope” shall mean a written scope of work setting out in detail the work to be undertaken during a Program, which scope shall identify the applicable Program and specify the services to be provided under such Program, the anticipated timeline for performance of each Stage of the Program, each Party’s responsibilities in connection with the Program, Sponsor Deliverables, Fujifilm Deliverables, the fees and Payment Schedule with respect to such Scope, and any additional provisions applicable to the Program.
“Special Waste” shall mean a waste or effluent which is required to be collected in a special container for external disposal as detailed in the applicable Scope or Change Order.
“Speculative Buying” shall have the meaning set forth Section 5(b).
“Sponsor” shall have the meaning set forth in the preamble.
“Sponsor Confidential Information” shall mean: (a) all Confidential Information whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly, by or on behalf of Sponsor to Fujifilm Group or Subcontractors in connection with this Agreement, including Background Intellectual Property of Sponsor and Sponsor Deliverables; and (b) Sponsor Inventions, except to the extent Fujifilm Confidential Information is incorporated into Fujifilm Deliverables.

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“Sponsor Deliverables” shall mean those Process Consumables and other information and materials required to be provided by Sponsor in connection with a Program as detailed in the applicable Scope, including any Sponsor Materials.
“Sponsor Group” shall have the meaning set forth in Section 16(a).
“Sponsor Inventions” shall mean all Intellectual Property, other than a Process Invention, generated in the conduct of a Program, related to a Product, or using any Sponsor Confidential Information, including any modifications, improvements, or derivatives to Sponsor Materials, generated in whole or in part, by Fujifilm Group, Subcontractors, or Sponsor, whether alone or in conjunction with others, including the Process and Fujifilm Deliverables.
“Sponsor Material” shall mean all tangible biological materials provided to Fujifilm by or on behalf of Sponsor in connection with this Agreement, including any cell banks, plasmids, and their progeny and derivatives, reagents, reference standards, assays and media.
“Sponsor Process Inventions” shall mean Sponsor Inventions that are of general applicability and are both: (a) of a general nature and not specific to a Program, Product, Process, or other Fujifilm Deliverables; and (b) inoperable without use of Sponsor Confidential Information (including Sponsor Materials).
“Stage” shall mean a stage of the Program as described in the Scope.
“Subcontracted Work”    shall mean work involving handling, testing or processing of Product subcontracted by Fujifilm as set forth in the Scope and the cost of delivery of material to and from such contractors.
“Work Output” shall have the meaning set forth in Section 9(a).
Section 1.Scope of Work/Performance of Programs

a)
From time to time, at Sponsor’s request, the Parties will agree on Programs to be undertaken with respect to Product. Each Program will be subject to a separate, numbered Scope (being “Scope of Work #1”, “Scope of Work #2”, etc.). A Program may be subject to a single or multiple Scopes. Each Scope shall be signed by Sponsor and Fujifilm once its terms are agreed and, on signature, the Scope shall be subject to the terms of and incorporated into this Agreement. For clarity, no Scope shall take effect unless and until executed in writing by an authorized representative of each Party, and no changes shall be made to the Scope until execution of a Change Order in accordance with Section 7 of this Agreement. Fujifilm shall have no obligation to provide services under this Agreement, and Sponsor shall have no obligations to provide any Sponsor Deliverables or make any payments under this Agreement, unless and until the Parties have executed a Scope or Change Order, as applicable

a)
Fujifilm will diligently perform Programs for Sponsor and provide the Fujifilm Deliverables in accordance with the terms and conditions of this Agreement (which includes the applicable Scope and the Quality Agreement and all Applicable Laws) and shall use commercially reasonable efforts to perform the Programs within the timeline for performance of the applicable Stage in the Program Schedule.

b)	Unless expressly stated otherwise in the applicable document, terms defined in the terms and conditions of this main Agreement shall have same meaning when used in the Scope or Quality Agreement.

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c)
Each Party: (a) shall perform its obligations as set forth in this Agreement; (b) shall support and cooperate with the execution of the Program; and (c) shall not engage in any negligent act or omission which may reasonably be expected to prevent or delay the successful execution of the Program.

d)
Fujifilm will: (d) provide Sponsor with written and/or oral reports as set forth in the applicable Scope on the status of the Program; and (e) cooperate with Sponsor’s representatives and third party vendors who are assisting in the development and commercialization of the Product.

e)
Fujifilm will have the right to subcontract aspects of a Program through third parties as set forth in the Scope, provided further that: (1) Fujifilm remains fully and primarily responsible to Sponsor for the performance of, and acts and omissions of, such third party(ies), as if committed by Fujifilm; and (2) in no event shall Sponsor have any liability to any third party for any failure of Fujifilm to perform under its agreement with such third party, including any failure to pay any amounts due to such third party. Without limiting the foregoing, Fujifilm shall be responsible for the conduct of all suppliers, agents, subcontractors (collectively, “Subcontractors”), and employees (of itself or its Affiliates who perform services under this Agreement) (“Personnel”) who provide services in support of a Program hereunder, and Fujifilm shall only assign and use qualified and experienced Personnel and Subcontractors to support the Program.

f)	The Agreement may be amended at a later date to include FDBU's Affiliate(s): FDBK and/or FDBT.
Section 2.    Sponsor Deliverables and Fujifilm Deliverables

a)
As further set forth in the applicable Scope, Sponsor will provide Fujifilm with those Sponsor Deliverables described in the applicable Scope and use commercially reasonable efforts to do so in accordance with the timelines set forth therein. Failure by Sponsor to provide Sponsor Deliverables within the timeframe set forth in the Scope for performance of such Stage as reasonably necessary to execute the Program without delay may result in additional charges to Sponsor as further described in Section 19 of this Agreement and a possible delay in meeting Program objectives. Sponsor shall request and obtain a shipping authorization from Fujifilm prior to shipping any Sponsor Deliverables.

b)
Title to Sponsor Deliverables shall remain with Sponsor. Fujifilm shall not, in whole or part, sell, pledge, hypothecate, dispose of, or otherwise transfer any interest in or to Sponsor Deliverables except as expressly permitted in the applicable Scope, and Fujifilm shall use Sponsor Deliverables solely for purposes of performing the relevant Program in accordance with the applicable Scope. Fujifilm shall not and shall not permit Sponsor Deliverables to be altered, disassembled, reverse engineered or in any way tampered with, except where necessary to perform the Program and/or as provided in the applicable Scope. Fujifilm shall provide safe and secure storage conditions for Sponsor Deliverables while they are at Fujifilm’s location, including storing such Sponsor Deliverables in accordance with any appropriate conditions, any instructions provided by or on behalf of Sponsor, and all Applicable Laws. Fujifilm will, on Sponsor’s reasonable request and no more than on a quarterly basis, provide Sponsor with updates on the quantity of any remaining Sponsor Deliverables in inventory to permit Sponsor to timely provide any new Sponsor Deliverables required to execute the Program. Subject to [***] of this Agreement, [***].

c)
Fujifilm will procure all Process Consumables (except those to be provided by Sponsor under the applicable Scope) in accordance with the applicable Scope to execute the Program. Title for all such Process Consumables shall remain with Fujifilm unless and until use in a Program. Fujifilm will maintain, store, and test all Process Consumables as required by the specifications in the

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applicable Scope, and Applicable Laws (including cGMP), and otherwise in compliance with this Agreement.

d)
Fujifilm: (f) will not use any Process-Specific Consumables or Process-Specific Equipment other than to perform the Program in accordance with this Agreement; and (g) unless otherwise specified in a Scope or another written agreement, will be responsible for maintaining and repairing any such Process-Specific Equipment at Sponsor’s cost and expense.

e)
Fujifilm will provide Sponsor with the Fujifilm Deliverables as described in the applicable Scope and using commercially reasonable efforts to meet the timeline for the applicable Stage as described in the Program Schedule. Unless Sponsor requests such delivery, Fujifilm will not deliver any Fujifilm Deliverables that do not meet their applicable specifications.

Section 3.    Compliance with Applicable Laws

a)
Fujifilm shall, at its sole cost and expense, operate a Facility in accordance with Applicable Laws for all aspects of the Program. Fujifilm shall secure and maintain, at its sole cost and expense, any registrations, approvals, permits, authorizations, and licenses as are required by Applicable Laws for Fujifilm to perform its obligations under this Agreement, including, all required licenses, permits, registrations, approvals, and authorizations required in connection with any hazardous materials or waste and shall take reasonably necessary actions to pass any inspections or audits by the applicable Regulatory Authorities. All Product requested by Sponsor under a Scope shall be manufactured solely by Fujifilm at the applicable Facility. In addition, Fujifilm shall perform each Program in compliance in all respects with Applicable Law related to the Product’s clinical and/or commercial phase. Fujifilm shall monitor and maintain reasonable records respecting its compliance with Applicable Laws including cGMPs, including the process of establishing and implementing the operating procedures, equipment files, and the training of Personnel and Subcontractors as are reasonably necessary to assure such compliance.

b)
Sponsor acknowledges that Fujifilm has consulted with Sponsor in designing each Program in a manner consistent with current Applicable Laws governing the approval of an investigational product for marketing in the U.S. and those governing the grant of a marketing authorization for a medicinal product in Europe and Canada, and the Assumptions. Notwithstanding the foregoing, Fujifilm does not warrant that a Program and/or a Program’s results will satisfy the requirements of any Regulatory Authorities at the time of submission of such Program results to such Regulatory Authorities; provided however, that the foregoing shall not: (h) limit Fujifilm’s diligence obligations or its quality obligations with respect to maintaining a cGMP compliant Facility or otherwise under the Quality Agreement; or (i) apply where failure to satisfy the requirements of the Regulatory Authority relates to any deficiencies with the Facility, Fujifilm’s quality systems, or any other requirements imposed on Fujifilm by a Regulatory Authority or Applicable Law, including Fujifilm’s obligations under Section 3(a) of this Agreement.

c)
Sponsor shall have the right and responsibility for determining regulatory strategy, decisions and actions relating to a Program and the applicable Product and, subject to each Party’s contractual obligations under this Agreement, Fujifilm shall have the right and responsibility for determining regulatory strategy, decisions and actions to the extent relating to: (j) the Facility in which Product is manufactured; (k) Fujifilm’s quality systems; (l) any requirement imposed on Fujifilm by a Regulatory Authority; or (m) any other commitments made by Fujifilm prior to the Effective Date of this Agreement; provided however, that in all cases, (x) such regulatory strategy, decisions and actions are in compliance with Applicable Laws and do not violate this Agreement, and (y) Fujifilm shall not make any change to its regulatory filings and shall not make any changes to its Facility, in either case, which would have a material adverse impact on the Program or Product without Sponsor’s prior consent, not to be unreasonably withheld, delayed or conditioned. Without limiting the foregoing, Fujifilm will not implement any modification, material or otherwise, to the Process,

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Product specifications or associated Batch records without Sponsor’s prior written request and approval and complying with the processes for requesting and implementing any such changes as set forth in the Quality Agreement. The Parties will cooperate in good faith, and Sponsor will provide Fujifilm with a reasonable opportunity to review and comment on the chemistry, manufacturing, and control section (“CMC Section”) of applicable regulatory submission for the Product manufactured by Fujifilm, which such comments Sponsor shall consider in good faith. Sponsor shall not knowingly include any erroneous information regarding Fujifilm, including, its Facilities, equipment or processes, in the CMC Section. Fujifilm hereby represents that no requirement imposed on Fujifilm by a Regulatory Authority or any other commitments made by Fujifilm, in each case, as of the Effective Date, shall prevent or delay Fujifilm from performing the Program or otherwise complying with its obligations hereunder.

d)
Should any Applicable Laws relating to a Program or Product change, Fujifilm will, in a timely manner, use reasonable efforts to satisfy the new requirements. In the event that compliance with such new regulatory requirements necessitates a change in a Scope, Fujifilm will discuss the same with Sponsor and submit to Sponsor a Change Order to the applicable Scope in accordance with Section 7 of this Agreement.

e)
Sponsor should provide Fujifilm with all relevant information of which Sponsor is aware is necessary to carry out the Program in accordance with the Applicable Laws, and any marketing authorization for the Product. Sponsor should make Fujifilm aware of any problems or hazards associated with the Product or Sponsor Deliverables including Sponsor’s prior processing of the Product which might pose a hazard to Fujifilm’s premises, equipment, or Personnel, other materials or other products, to the extent that Sponsor is or becomes aware of any such reasonable possibility (recognizing, however, that Sponsor does not have knowledge of Fujifilm’s premises or Personnel, or other materials or equipment being used, or products being manufactured by Fujifilm).

f)
Subject to this Section 3, in the event of a conflict in Applicable Laws, Sponsor and Fujifilm will agree in good faith on which regulations shall be followed by Fujifilm in its performance of the applicable Program to comply with regulatory requirements and Applicable Laws and advance such Program.

g)
Except for approvals and licenses required with respect to the Facility which will be the responsibility of Fujifilm, Sponsor will be responsible for the preparation and filing of any regulatory filings, if any, and for all contacts and communications with any Regulatory Authorities with respect to matters directly relating to any Product. Without limiting Fujifilm’s obligations under this Agreement, including Section 4 of this Agreement, if: (n) Fujifilm receives any contact or communication from any Regulatory Authority relating in any way to the Program; or (o) any Regulatory Authority takes any action against Fujifilm for any reason that does or could be reasonably expected to have an adverse effect on the performance of a Program or Product, including any adverse effect on the Program Schedule, Fujifilm will (a) promptly notify Sponsor and provide Sponsor with copies of the relevant portions of any such communication or information related to such regulatory action within [***], to the extent such communication or information are related to the Product, of its receipt of such contact and/or communication; (b) consult with Sponsor regarding the response to any inquiry or observation from any Regulatory Authority relating to a Program or Product; (c) with respect to matters directly related to the performance of the Program or on a Product, allow Sponsor, at Sponsor’s discretion, to participate in any further contacts or communications relating to a Program or Product, and Fujifilm shall otherwise comply with all reasonable requests by Sponsor with respect to any actions to be taken or responses to be made to any such Regulatory Authority; (d) provide Sponsor with the relevant portions of any final copies of any contacts or communications promptly after submission; and (e) timely respond to and correct any deficiencies or issues raised by such Regulatory Authority to ensure the continuation of the Program in accordance with the Program

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Schedule and Applicable Laws; provided further that where such communications relate to a third party’s product, Fujifilm may redact information confidential to such third party. Fujifilm will not initiate any contact or communication, whether written or oral, with any such Regulatory Authority regarding a Program or the Product without the prior written consent of Sponsor, which consent will not be unreasonably withheld.

a)
Fujifilm shall keep Sponsor fully informed of any notification or other information it receives or becomes aware of, including any Product complaints which might affect the marketability, safety or effectiveness of Product and/or which might result in the recall or seizure of Product within [***] of receiving such information; provided however that all information concerning suspected or actual product tampering, contamination or Non-Conforming Batches shall be delivered within [***] of receiving or becoming aware of such information (whichever occurs first), with such reports made in accordance with requirements set forth in the Quality Agreement. Sponsor retains the authority and responsibility for communicating any responses thereto with any Regulatory Authorities and/or third parties. Fujifilm shall cooperate fully with Sponsor in dealing with such Product quality issues, and shall take reasonable actions and provide any additional assistance and information as Sponsor reasonably requests, including promptly investigating and conducting follow up with regard to such quality issues, and providing any data, information, or other assistance that Sponsor may reasonably require in connection therewith.

b)
If either Party in good faith determines that a recall or other action involving the Product is warranted, such Party shall, as soon as possible (but in any event within [***] following such determination), notify the other Party and shall advise such other Party of the reasons underlying its determination that such recall or other action is warranted in accordance with the Quality Agreement. Sponsor shall retain full authority and responsibility for making recall decisions, implementing any necessary actions, and corresponding with the applicable Regulatory Authorities, and Fujifilm agrees to promptly provide to Sponsor, any data, information, or assistance as reasonably requested by Sponsor in connection therewith. For the avoidance of doubt, any recalls shall be handled in accordance with Sponsor’s policies and procedures. Subject to [***], to the extent that any recalls or other corrective measures are caused by a [***] of the applicable Scope or the Quality Agreement, [***]. For clarity, Fujifilm shall not be responsible for the costs of a recall that occurs as a result of a Product’s failure to meet its stability requirement, [***] of the applicable Scope or Quality Agreement.

c)
Fujifilm will cooperate with Sponsor, at Sponsor’s sole cost and expense, and provide reasonable assistance in connection with informal presentations, data and information requests, and administrative hearings with any Regulatory Authorities as related to the Program and applicable Fujifilm Deliverables, including attending meetings as reasonably requested by Sponsor, whether with Regulatory Authorities or with other consultants that Sponsor may engage in connection with a Product as set forth in the applicable Scope, and for the cost and expense to be paid by Sponsor set forth therein; provided however, that Fujifilm will provide one (1) electronic copy of any documents which may be reasonably required by Sponsor in support of its regulatory filing activities without charge.

d)
Fujifilm shall be responsible, at Fujifilm’s sole cost and expense, for the generation, collection, storage, handling, transport, and release of hazardous materials and waste generated by or on behalf of Fujifilm in connection with a Program under this Agreement other than Special Waste, unless otherwise specified in a Scope.

Section 4.    Facility Visits

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a)
Sponsor Audits and Visits. During the term of this Agreement and for [***] following completion of the last cGMP services performed under this Agreement, Sponsor shall be entitled to [***] regular audit per [***], and during the term of this Agreement and for [***], Sponsor shall be entitled to an unlimited number of For Cause Audits if Sponsor has a reasonable, good faith basis to request such For Cause Audit. All audits (both regular audits and For Cause Audits) will be conducted during business hours, and upon reasonable prior notice to Fujifilm. Sponsor will have the option, at Sponsor’s expense, to designate certain independent third parties reasonably acceptable to Fujifilm to verify that the Program is conducted in compliance with the testing and other quality-related requirements of the applicable Scope and the Quality Agreement (including cGMP). Any additional non For Cause Audits will be charged to Sponsor based on a Change Order in the agreed upon amount, which shall be commensurate with the agreed upon scope of such audit. For clarity, Fujifilm will not charge Sponsor for any costs or expenses (whether internal or external) related to the regular audit (up to once per [***]) or any For Cause Audits. In addition, Sponsor shall have the right to have up to [***] representatives (or more if mutually agreed) be on-site at the Facility to observe performance of the Program in accordance with the Quality Agreement.

b)
Regulatory Authority Inspections. Fujifilm shall permit Regulatory Authorities reasonable access to enter those areas of Fujifilm’s premises concerned with the Program for the purpose of observing and inspecting the performance of the Program and ensuring compliance with this Agreement and Applicable Laws, as well as those books, records, agreements, and other documents of Fujifilm related to such Program where such entry is reasonably necessary or mandatory in order for Sponsor to maintain, approve, apply for or amend its regulatory application or approval in respect of the Product or such entry is reasonably necessary or mandatory for either Party to otherwise comply with Applicable Laws. With respect to any inspections that are related to a Program, Fujifilm will: (p) in the case of any unannounced inspections, notify Sponsor within [***] of such inspection, and in the case of announced inspections, notify Sponsor within [***] of receipt of such notice from a Regulatory Authority; (q) if not prohibited by such Regulatory Authority, permit Sponsor’s representatives to be present on site and participate, as appropriate, in such inspections and any wrap-up sessions; and (r) both (x) (in addition to providing Sponsor with a copy of such documents under Section 3(g)), provide Sponsor a copy of any draft responses or other any correspondence or formal communications from Fujifilm to such Regulatory Authority for review and comment at least [***] in advance of sending in such response to the applicable Regulatory Authority, and (y) take, in good faith, Sponsor’s comments into account prior to sending in such response. To the extent any such inspection is being conducted by a Regulatory Authority (a) as a pre-condition to granting regulatory approval for a Product or (b) arising from a Regulatory Authority’s concerns with a Product and not due to any actions or omissions of Fujifilm Group or Subcontractors, Sponsor shall pay Fujifilm for such inspection/audit at a mutually agreed upon rate.

c)
Fujifilm shall fully cooperate in any audit or inspection conducted hereunder, and shall provide reasonable access to any and all employees, agents and other representatives of Fujifilm and to such notebooks, quality records, and other documents necessary to assess Fujifilm’s compliance with the applicable testing and other quality-related requirements of the Scope and Quality Agreement (including cGMP and Applicable Law). Fujifilm will, at its own cost and expense, promptly correct any Facility or quality system deficiencies or breach or violation identified in any audit or inspection conducted by Sponsor or by any Regulatory Authority under this Agreement. Fujifilm will work in good faith with Sponsor to address any deficiencies related to the Process or Product that are not due to a Fujifilm Fault, Execution Factor, or such other identified breach or violation, with such costs and expenses borne by Sponsor as set forth in a Change Order.

Section 5.    Compensation

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a)
Sponsor shall make the payments in respect of each Program as set forth in the applicable Payment Schedule (unless otherwise agreed in a Change Order). Except as set forth in the specific Scope, the amounts set forth in the applicable Payment Schedule do not cover [***].

b)	Additional charges in respect of Process Consumables.

(i)	Demonstration Stage and/or Product Manufacturing Stage of Process Consumables.

(1)
Prior to commencing materials procurement, Fujifilm shall prepare bills of material estimating in good faith the Process Consumables required for the Product Manufacturing Stage and/or Process Demonstration Run Stage (as identified in the applicable Scope). On approval of each of these estimates by Sponsor, Fujifilm shall issue invoices in amounts equal to such estimates, payable in consideration for technical consultancy in relation to purchase of Process Consumables intended to be used during demonstration or manufacturing activities (each being “Consumables Advance Payment”).

(2)
On completion of a Product Manufacturing Stage and/or Process Demonstration Run Stage, Fujifilm shall calculate the expenditure incurred in respect of Process Consumables actually used during such Stage and any Process Consumables procured for use during such Stage as set forth in the estimate but not actually used, and shall first subtract the costs for any Process Consumables for which Fujifilm may be responsible under Section 6, and then shall add a sum equivalent to [***] of the expenditure on all such Process Consumables, the aggregate amounts in each case being referred to as “Actual Expenditure”. If the Actual Expenditure is greater than the corresponding Consumables Advance Payment, Fujifilm shall issue a further invoice for technical consultancy in relation to purchase of such Process Consumables for a sum equivalent to such difference; provided however, that Fujifilm will not incur any expenses that exceed [***] of the Consumable Advance Payment without Sponsor’s prior written consent. In the event the Parties disagree on whether Fujifilm should incur expenses that exceed such [***], the Parties will discuss in good faith methods of mitigating such costs, including the availability of alternative suppliers for Process Consumables. In the event the Parties are unable to timely agree on such mutually agreed upon alternatives, and if additional fees for Process Consumables are required to progress the Program and Sponsor fails to approve such additional fees within the necessary time frame to avoid a delay or cancellation in manufacturing, then pursuant to Section 19, applicable cancellation fees may apply. If the Actual Expenditure is less than the Consumables Advance Payment, Fujifilm shall issue a credit note against the earlier invoice for a sum equivalent to the difference (plus the [***] for the technical consultancy fee, if such fee was included in the Consumables Advance Payment).

(ii)
Additional Process Consumables for non-manufacturing activities. Fujifilm shall provide a good faith estimate of Process Consumables that are required for use in non-manufacturing activities (e.g., analytical work) in any Stage in the Scope. Each month, Fujifilm shall issue an invoice to Sponsor for additional technical consultancy in relation to procurement of additional Process Consumables for use during non-manufacturing activities (“Additional Consumables”) during the previous month in amounts equivalent to the expenditure on such Additional Consumables during the previous month, less the costs for any Additional Consumables for which Fujifilm is responsible under Section 6, plus [***]; provided however, that Fujifilm will use commercially reasonable efforts to not incur any expenses that exceed [***] of the pre-approved estimated expenditure for Additional Consumables without Sponsor’s prior written consent. In the event the Parties disagree on whether Fujifilm should

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incur expenses that exceed such [***], the Parties will discuss in good faith methods of mitigating such costs, including the availability of alternative suppliers for such Process Consumables. In the event the Parties are unable to timely agree on such mutually agreed upon alternatives, and if additional fees for Process Consumables are required to progress the Program and Sponsor fails to approve such additional fees within the necessary time frame to avoid a delay or cancellation in the Program, then pursuant to Section 19, applicable cancellation fees may apply.

(iii)
Fujifilm will (A) only purchase Process Consumables for Sponsor in such quantities as are reasonably necessary to perform the Program in accordance with the applicable Scope; (B) not engage in Speculative Buying of any Process Consumables for Sponsor on any level, directly or indirectly, through independent third parties, or through any Affiliate; (C) timely rotate inventory of Process Consumables on a first expiry basis; and (D) provide Sponsor with written notice as soon as reasonably practicable in advance of any purchases of Process Consumables that exceed the caps set forth in subsections (i) and (ii) to allow the Parties to timely, mutually and amicably resolve such issue. The term “Speculative Buying” means building a larger inventory supply of Process Consumables for Sponsor than is customary in the ordinary course of business to support the normal demand of executing a Program similar in scope to the applicable Scopes executed hereunder. Notwithstanding the foregoing, nothing in this Section shall prohibit Fujifilm from purchasing common stock items that include Process Consumables (to be shared between clients) at amounts greater than necessary for Sponsor’s Program; provided, that, Sponsor shall be invoiced only for the portion of such common stock items purchased for Sponsor’s Program in accordance with this Section 5(b).

c)	INTENTIONALLY DELETED.

d)
Additional Charges in Respect of Subcontracted Work, Process-Specific Equipment, Facility or Equipment Modification, and Special Waste. If a Program requires Subcontracted Work, Process-Specific Equipment, Facility or Equipment Modification, or Special Waste, other than those specified in Scope, Fujifilm and Sponsor shall agree in a Scope (or a Change Order) which expenditures are incurred directly by Sponsor, which expenditures will be borne by Fujifilm, and for which expenditures Sponsor will compensate Fujifilm, when such expenditures are incurred by Fujifilm. Fujifilm shall obtain Sponsor’s approval of the Scope or the Change Order prior to incurring any expenditure on Subcontracted Work, Process-Specific Equipment (including cost of installation and qualification thereof), Facility or Equipment Modification, or disposal of Special Waste as the case may be. The Scope or the Change Order shall also specify any necessary installation and qualification cost for or associated with Process-Specific Equipment or Facility or Equipment Modification, the ownership of and liability for any Process-Specific Equipment, any agreements regarding storage and maintenance or Sponsor-owned Process-Specific Equipment, and cost of Process-Specific Equipment removal from Fujifilm property or its return to the original state after the Program or its relevant part has been completed or terminated, cost of returning Facility to its original stage after the Program or its relevant part has been completed or terminated, and the transfer of ownership of Process-Specific Equipment between Fujifilm and Sponsor if Sponsor exercises its rights under Section 6(e) below. Any such pre-approved costs incurred by Fujifilm shall be invoiced to Sponsor in the same amount as the expenditure which Fujifilm incurs in respect of Subcontracted Work, Process-Specific Equipment (including cost of installation and qualification thereof), Facility or Equipment Modification, and/or disposal of Special Waste, plus a sum equivalent to [***] of such expenditure. Fujifilm shall issue invoices for such technical consultancy services at the time Fujifilm incurs expenditure in respect of the Subcontracted Work, Process-Specific Equipment, Facility or Equipment Modification, and/or disposal of Special Waste as the case may be, which invoice, for clarity, shall not exceed the amount approved by Sponsor under such Scope or otherwise agreed to by the Parties in writing. If Sponsor does not approve an increase to the estimated cost, Fujifilm shall have no obligation to

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procure such items for the Program; provided further, that Fujifilm shall provide all such estimates in good faith and shall use reasonable efforts to mitigate against any increased costs.

e)
Purchase of Process-Specific Consumables and Process-Specific Equipment. Sponsor shall have an option to purchase from Fujifilm any such Process-Specific Consumable or Process-Specific Equipment purchased by Fujifilm, for which Sponsor compensated Fujifilm as specified above, as such remain following completion of Program or the earlier termination of the applicable Scope or this Agreement. Such Process-Specific Consumable and Process-Specific Equipment shall be purchased for consideration of [***] payable at the time of such sale plus the cost of removal of such Process-Specific Consumable and/or Process-Specific Equipment from Fujifilm’s property. The option shall be exercised within (s) [***] following completion of manufacturing for which such Process-Specific Consumable were purchased or (t) [***] following termination of this Agreement (unless such termination is by Fujifilm for Sponsor’s insolvency under Section 21(b)). Unless otherwise agreed to by the Parties, shipment shall be according to the terms of Section 13, and provided in good working order, ordinary wear and tear excepted with respect to any Process-Specific Equipment. Risk in and title thereto shall pass on delivery. Until such time as Sponsor has exercised such option (or such option has otherwise expired), Fujifilm will not sell, transfer or otherwise convey such Process-Specific Equipment or Process-Specific Consumables to any third party, nor shall Fujifilm place or permit to be placed any lien or encumbrance upon such Process-Specific Equipment or Process-Specific Consumables. In case Sponsor does not exercise the aforementioned option within the [***] option period, Fujifilm shall be free to use or dispose of any item(s) of Process-Specific Consumable or Process-Specific Equipment in respect of which Sponsor’s option referred to in this Section 6(e) is not exercised, and Sponsor agrees to pay the reasonable out-of-pocket costs incurred by Fujifilm to dispose of any such Process-Specific Consumable or Process-Specific Equipment.

f)
Payments. Payments are due [***] from the date an invoice issued by Fujifilm is received by Sponsor, with such invoices being issued consistent with the applicable Payment Schedule. Late payments on undisputed amounts are subject to an interest charge of [***] per month. Unless within [***] of the date of Sponsor’s receipt of the applicable invoice Sponsor has advised Fujifilm in good faith and in writing the specific basis for disputing an invoice, Sponsor’s failure to pay an undisputed portion of an invoice within [***] of the date of Sponsor’s receipt of the invoice may constitute a material breach of this Agreement. In addition to all other remedies available to Fujifilm in the event of a Sponsor default, if Sponsor fails to make undisputed payments as required hereunder, Fujifilm may refuse to carry out further work and/or suspend deliveries of Product or provision of reports until Sponsor makes payment and/or provides assurance of further or future payment reasonably satisfactory to Fujifilm. Invoices will include a summary of activities completed during the invoice period, including activities completed and an indication of Process Consumables purchased.

g)
Taxes. Any payment under this Agreement is exclusive of any value added tax (or other tax) that may apply and shall be paid gross, without deductions or set-offs, whether by way of withholding or other income taxes (but excluding taxes on the income of Fujifilm). If any value added tax shall become due, it shall be for the account of Sponsor.

Section 6.    Non-Conforming Batch

a)
Upon completion of a cGMP Batch and the determination by Fujifilm that such Batch conforms to cGMP, Product specifications, and specifications for the testing performed by Fujifilm and listed in the Batch Packet. Fujifilm shall provide Sponsor’s quality assurance department with a Batch Packet and a recommendation for such Batch to be released. Within [***] after Sponsor’s receipt of such documentation and recommendation, Sponsor shall review the Batch Packet to

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determine, to the extent ascertainable from such documentation, whether or not Sponsor agrees that the Product covered by such Batch Packet conforms to cGMP and to the specifications as set forth above or is a Non-Conforming Batch. Sponsor shall accept the cGMP Batch if such cGMP Batch is not a Non-Conforming Batch.

b)
In the event Sponsor’s review of a Batch Packet indicates that the relevant Batch may be a Non-Conforming Batch, Sponsor shall promptly notify Fujifilm’s quality assurance department in writing according to the complaint procedures in the Quality Agreement, and Fujifilm shall promptly and diligently initiate an investigation. The Parties shall cooperate in good faith in analyzing and investigating the test results. The Parties shall mutually determine if the Batch is a Non-Conforming Batch or if further testing is warranted and the conditions for such testing. [***]. If the Parties cannot come to mutual agreement on whether the Batch is a Non-Conforming Batch and/or the cause of such Non-Conforming Batch, then the Parties shall resolve such dispute in accordance with the Quality Agreement, and if the Parties cannot resolve such dispute in accordance with the Quality Agreement, [***].

c)
The following provisions shall apply if during Disposition of the cGMP Batch or as a result of Sponsor’s review of the applicable Batch Packet and followed investigation, it is ascertained that such cGMP Batch is a Non-Conforming Batch:

(i)
The Non-Conforming Batch shall not be delivered to Sponsor, unless Sponsor requests delivery of such Non-Conforming Batch in writing. If Sponsor requests such delivery, the Parties shall agree in a Change Order on terms and limitations of use of such Non-Conforming Batch and, if the non-conformity was due to a Fujifilm Fault, an applicable reduction in compensation to Fujifilm for such Batch.

(ii)	Upon Sponsor’s request, Fujifilm shall use commercially reasonable efforts to manufacture and deliver a further cGMP Batch, with costs allocated as provided below.

(iii)	The following provisions shall apply if the Non-Conforming Batch arose other than as a result of a [***]:

(1)	Sponsor shall be obliged to make payment in respect of such Non-Conforming Batch.

(2)
If Sponsor wishes Fujifilm to manufacture another Batch, such manufacture shall be carried out at a time to be agreed and subject to agreement of the price payable by Sponsor in respect of such further manufacture (which shall not exceed the price paid for such Non-Conforming Batch), with such agreement to be recorded in a Change Order.

(iv)
If a Batch that was intended to be a cGMP Batch was not completed or if the Non-Conforming Batch arose as a result of a Fujifilm Fault, Fujifilm shall manufacture a further cGMP Batch at Fujifilm’s cost and expense as soon as reasonably practicable, including the costs for any Process Consumables needed for such further Batch and the costs to destroy the Non-Conforming Batch.

(i)
If the Non-Conforming Batch arose as a result of an Execution Factor, Fujifilm shall manufacture a further cGMP Batch at Sponsor’s request as soon as reasonably practicable. Sponsor shall be responsible for the cost of Process Consumables needed for such further Batch, and Fujifilm shall invoice Sponsor for technical consultancy fees related to the procurement of such Process Consumables, and Fujifilm shall be liable for the cost of remanufacture, provided however, that [***]. “GMP At-Risk Run” means the first full scale cGMP Run for the Product, and “Pre-PPQ Run” means the run just prior to the PPQ runs,

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which is intended to confirm that the manufacturing process, as designed, is capable of reproducible commercial manufacturing.

(ii)
For clarity, upon Sponsor’s ascertainment that the further cGMP Batch received is not a Non-Conforming Batch under the process set forth in Section 6(a), Sponsor shall be responsible for making final payment for such cGMP Batch. The foregoing obligation does not limit Sponsor’s right to reject Batches previously Accepted for a Latent Defect in accordance with Section 6(d); it being understood that where such rejection is exercised and the fees for the Non-Conforming Batch have been paid in accordance with this Agreement, no further payment will be made by Sponsor upon receipt of the applicable replacement cGMP Batch.

(iii)	Subject to [***], Sponsor’s sole and exclusive remedy in relation to any Non-Conforming Batch is limited to those remedies set forth in this Section 6.

a)
For the avoidance of doubt: (u) the Parties will follow the quality procedures set forth in the Quality Agreement while accepting or rejecting the disputed Batch; and (v) Sponsor shall have the right to reject Batches previously Accepted for a Latent Defect by providing Fujifilm with written notice of such Latent Defect within [***] of Sponsor’s discovery of such Latent Defect, but no later than [***] following Disposition of the Batch, in which case the provisions in Section 6(b) of this Agreement shall govern any dispute between the Parties as to whether the Batch was a Non-Conforming Batch, and the provisions of Section 6(c) of this Agreement shall apply with respect to such Non-Conforming Batch; provided further that if such non-conformance arose from a Fujifilm Fault or Execution Factor, then Fujifilm shall also pay for the costs to return or destroy such previously Accepted Batch. Unless otherwise agreed by the Parties in writing, Fujifilm shall dispose of any Non-Conforming Batch not requested to be delivered to Sponsor in accordance with all Applicable Laws with respect to such disposal, [***].

b)
Fujifilm shall conduct all quality control testing of the Sponsor Deliverables and Fujifilm Deliverables to ensure that deliverables delivered to Sponsor conform to the applicable specifications and comply with Applicable Laws. Without limiting the foregoing, Fujifilm shall establish, implement, and maintain preventive and corrective procedures in compliance with Applicable Laws to minimize the amount of Non-Conforming Batches. Fujifilm shall cooperate with Sponsor in determining the cause of any quality problems involving a Batch, identifying corrective actions, and ensuring the implementation and effectiveness thereof. Upon Sponsor’s request and in accordance with any timetables set therein, Fujifilm shall implement such corrective actions, and shall provide Sponsor with written confirmation upon the completion thereof. Fujifilm shall notify Sponsor within [***] after the discovery that any lot of shipped Batches, which had previously been Accepted in accordance with procedures set forth herein, but which is later discovered to be a Non-Conforming Batch, including providing Sponsor with all details concerning the nature of any such defect. Fujifilm will make, at its expense, such further internal investigation of any such Non-Conforming Batch(es) that is appropriate under the circumstances and otherwise consistent with its obligations under this Agreement (including the Quality Agreement).

Section 7.    Change Orders

a)
The total budget for a Program specified in the applicable Payment Schedule, the individual budget components and the anticipated timeline for performance of each Stage of the Program specified in the applicable Scope are subject to a number of general and Program specific assumptions including the accuracy, timeliness and completeness of Sponsor Deliverables. The assumptions relate to the applicable Program design and objectives, manpower requirements, timing, capital expenditure requirements (if any), and other matters relating to the completion of the Program as further set forth in the applicable Scope (collectively, the “Program

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Assumptions”). Fujifilm also assumes that each Party will cooperate and perform its obligations under this Agreement including the applicable Scope in a timely manner, that no event outside the reasonable control of such Party will occur, including the events described in Section 18 (Force Majeure), and that there are no material changes to any Applicable Laws, in each case which affect the applicable Program (the foregoing assumptions together with the Program Assumptions, are collectively, the “Assumptions”). Fujifilm shall prepare each Scope based on Fujifilm’s skills and experience in bioprocessing products, including the Assumptions; and except with respect to Process Consumables, which estimates shall be provided in Fujifilm’s good faith efforts, the Scope shall contain a good faith reflection of the costs and expenses necessary to conduct each Stage under the Program under such Scope and provide the Fujifilm Deliverables described therein in light of such Assumptions in accordance with the terms of this Agreement, including all Applicable Laws in effect at the time of the execution of the Scope. In the event that any of the Assumptions require modification due to unforeseen events or Sponsor requested changes, or the applicable Program objectives cannot be achieved based on the Assumptions or due to technical challenges (each being a “Program Modification”) then the applicable Scope may be amended as provided in paragraph (b) of this Section 7. For the avoidance of doubt, if Sponsor requests a reduction in the Scope, for example, fewer Batches in a manufacturing campaign or removal of other Program elements, then cancellation charges may be applicable equivalent to the charges set out in Section 21(f) below in relation to such cancelled elements of the Program.

b)
In the event a Program Modification is identified by Sponsor or by Fujifilm, the identifying Party shall notify the other Party as soon as is reasonably possible. Fujifilm shall provide Sponsor with a change order containing an estimate of the required Program Modifications to the applicable Program budget, activities and/or estimated timeline for performance as specified in the applicable Scope (“Change Order”) within [***] of receiving such notice or providing such notice to Sponsor. Sponsor shall respond in writing to such Change Order within [***] of receiving such Change Order indicating whether or not it approves the proposed Change Order. If Sponsor does not approve such Change Order, then Sponsor and Fujifilm shall negotiate in good faith to agree on a Change Order that is mutually acceptable. If practicable, Fujifilm shall continue work on the applicable Program during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing by Sponsor. If a Program Modification results in a Change Order that is not agreeable to both Parties within [***] after issuance of the relevant Change Order and after good faith negotiations in accordance with the procedures set forth in Section 22, then Fujifilm shall, if reasonably possible, perform the Scope as modified by previously executed Change Orders, if any, without regard to the unresolved Change Order; provided, however, that the estimated timelines and/or Program Schedule shall be adjusted to reflect any delay during the negotiation period. In the event that in Fujifilm’s reasonable judgment such performance is not possible in accordance with the applicable current Scope and Payment Schedule (subject to the last sentence below), then Fujifilm shall provide written notice to Sponsor of its inability to perform in the absence of an agreed upon Change Order (the “Impasse Notice”). Upon issuance of an Impasse Notice, (i) Sponsor shall have the option of terminating the Scope affected by such Change Order within [***] following such Impasse Notice; (ii) Fujifilm shall have the option of terminating the Scope affected by such Change Order within [***] following such Impasse Notice if continuation of such Scope is technically infeasible without approval of the Change Order; and/or (iii) either Party may initiate the arbitration procedures set forth in Section 15 to determine financial responsibility for the Impasse Notice. In determining relative financial responsibility and damages, if any, the arbitrator(s) shall consider whether the Impasse Notice was justifiable and, if so, which Party should bear financial responsibility for the circumstances underlying the Impasse Notice based on the reasonableness of each Party in its negotiations with the other Party on such Change Order leading to such Impasse Notice.

Section 8.    Confidential Information/Legal Proceedings

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a)
For the duration of this Agreement and for [***] thereafter, Fujifilm will not, without Sponsor’s prior written permission: (w) use any Sponsor Confidential Information for any purpose other than to perform a Program in accordance with this Agreement; or (x) disclose any Sponsor Confidential Information to any third party except as permitted under this Agreement. To protect Sponsor Confidential Information, Fujifilm will: (x) limit dissemination of Sponsor Confidential Information to only those of its (A) Affiliates, Subcontractors and Personnel for whom such access and use are required to perform the Program in accordance with this Agreement and/or (B) employees, agents, consultants and advisers for whom such access and use are required to advise Fujifilm on its legal obligations and rights under this Agreement and in each of (A) and (B) who are bound by agreements or law sufficient to enable them to comply with the confidentiality and non-disclosure obligations contained herein; and (y) use reasonable precautions to protect the confidentiality of Sponsor Confidential Information from unauthorized or improper use, loss, destruction, and disclosure, using at a minimum, the same measures and degree of care used to protect its own proprietary information.

b)
For the duration of this Agreement and for [***] thereafter, Sponsor will not, without Fujifilm’s written permission: (y) use any Fujifilm Confidential Information for any purpose other than to perform its obligations under this Agreement or as permitted under this Agreement; or (z) disclose any Fujifilm Confidential Information to any third party except as permitted under this Agreement. Sponsor will limit dissemination of Fujifilm Confidential Information to only those of its Affiliates and each of their respective subcontractors, employees, agents, consultants and advisers for whom such access and use are required to (A) perform the Program in accordance with this Agreement and/or (B) advise Sponsor on its legal obligations and rights under this Agreement and who are bound by agreements or law sufficient to enable them to comply with the confidentiality and non-disclosure obligations contained herein. Sponsor shall use reasonable precautions to protect the confidentiality of Fujifilm Confidential Information from unauthorized or improper use, loss, destruction, and disclosure, using at a minimum, the same measures and degree of care used to protect its own proprietary information.

c)
Permitted Sponsor Uses. Notwithstanding anything in this Agreement to the contrary, Sponsor and its Affiliates and their employees, agents, consultants and advisers, licensees and sublicensees and any of their third party contractors may use or disclose Fujifilm Confidential Information to the extent necessary: (aa) in connection with regulatory filings related to Product; or (bb) for the purpose of exercising its rights or licenses granted under Section 10, including for the purpose of manufacturing Product, having Product manufactured, or otherwise commercially exploiting any Product (including disclosures to an existing or potential partner, licensee, acquirer, or investor) and in any event, in the case of any disclosures, subject to the imposition of confidentiality no less onerous than those of this Agreement. Notwithstanding the foregoing, Sponsor shall not disclose Fujifilm’s pricing for the services intended to be provided hereunder nor provide the actual proposal provided by Fujifilm to Sponsor to conduct the services intended to be provided hereunder to any third-party contract manufacturing organizations in the biopharmaceutical industry, without in each case, Fujifilm’s prior written consent.

d)	INTENTIONALLY DELETED.

e)
In the event a Party is required by law, regulation or court order to disclose any Confidential Information of the other Party (including to a Regulatory Authority, in connection with freedom of information legislation or regulations, or in relation to filings with any recognized stock exchange), such Party will be permitted to disclose such Confidential Information provided such Party promptly notifies the owning Party in writing prior to making any such disclosure in order to allow the owning Party to seek a protective order or other appropriate remedy from the competent authority. If disclosure is required in relation to filings with any recognized stock exchange, such Party shall provide a copy of the disclosure to the owning Party at least [***] in advance and

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provide the owning Party with an opportunity to review and redact the information. The Parties will cooperate in good faith to develop a final disclosure. The compelled Party will cooperate with the owning Party in seeking such order or other remedy. If the owning Party is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, the compelled Party will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded to such Confidential Information.

f)
If, despite the efforts undertaken pursuant to Section 8(e) of this Agreement, either Party shall be obliged to provide testimony or records constituting Confidential Information of the other Party in any legal or administrative proceeding, and where such legal or administrative proceeding does not arise due to any Claims for which the owning Party has a right of indemnity under Section 16 of this Agreement, then the Party to whom the Confidential Information belongs shall reimburse the other Party for its out-of-pocket costs incurred in providing such testimony or records plus any other mutually agreed upon fee.

g)	For clarity, Confidential Information containing personal data shall be handled in accordance with Applicable Laws governing the protection of personal data.

h)
“Confidential Information” shall mean and include such types of information as: inventions, methods, plans, processes, specifications, characteristics, raw data, analyses, equipment design, trade secrets, costs, marketing, sales, and performance information, including patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained electronically, magnetically or by other means; provided, however that information that (cc) is or becomes publicly available through no fault of the non-owning Party; (dd) is disclosed by a third party entitled to disclose it without an obligation of confidentiality to the other Party; (ee) is already known to the non-owning Party as shown by its prior written records; or (ff) is developed independently of a Program by the non-owing Party without reference to or use of any of the Confidential Information disclosed by the owning Party as shown by written records is not Confidential Information.

i)
Return of Confidential Information. At the written request of the owning Party, the other Party will deliver to the owning Party any tangible Confidential Information of the owning Party, or destroy, as instructed by the owning Party, any such Confidential Information (in any electronic and other copies thereof) in the other Party’s possession or control, and will cease using the owning Party’s Confidential Information, except that: (gg) neither Party will have an obligation to return or to cease to use of any information that such Party has a continuing license to use under this Agreement; (hh) Sponsor will have no obligation to return or destroy any Fujifilm Confidential Information that is incorporated into Fujifilm Deliverables or that is included in any regulatory filing; and (ii) neither Party will be obligated to return or destroy automatically generated copies stored on system back-up media; subject to ongoing compliance with the confidentiality and non-use obligations herein.

j)
Terms of this Agreement. The terms of this Agreement shall be deemed the Confidential Information of both Parties, and neither Party shall disclose the existence or terms of this Agreement to any third party without the consent of the other Party, except that the Parties may disclose the existence or terms of this Agreement: (jj) pursuant to a public announcement approved under Section 20 of this Agreement; or (kk) as otherwise permitted pursuant to the remainder of this Section 8.

Section 9.    Work Output

a)
All reports specified in each Scope and other cGMP documentation provided in the Quality Agreement, as well as records, accounts, notes, reports, and Batch data pertaining to a Program, the Product(s), and its and any third party subcontractor’s activities under this Agreement

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(including the Process) (“Work Output”) will be prepared using Fujifilm’s standard format unless otherwise specified in the relevant Scope.

b)
Sponsor will be supplied with copies of Work Output generated as a result of each Program as set forth in the Quality Agreement or applicable Scope. Fujifilm will maintain complete, accurate, and legible records of all Work Output and all quality retains in a secure area protected from fire, other natural hazards, theft, and destruction, and Fujifilm shall immediately notify Sponsor in writing in the event of any loss or destruction of such records or quality retains. All Work Output documentation will be archived by Fujifilm for a period of [***] following completion of the applicable Program unless otherwise required by Applicable Law and quality retains will be archived by Fujifilm for a period of [***] following completion of the applicable Program unless otherwise required by Applicable Laws. Upon completion of the applicable retention period: (ll) some or all of the Work Output and quality retains will be sent to Sponsor, and a mutually agreed upon return fee will be charged; or (mm) Sponsor may elect to have some or all of the materials retained in the Fujifilm archives for an additional period of time at a mutually agreed upon additional cost to Sponsor; or (nn) Sponsor may choose to have Fujifilm dispose of some or all of Work Output and quality retains samples at a mutually agreed disposal charge. Notwithstanding the foregoing, Fujifilm will continue to retain such written materials and quality retains as required by Applicable Laws pertaining to such activities as well as for archival purposes; provided that such copy remains subject to the confidentiality obligations contained herein. In no event will Fujifilm dispose of any such materials without first giving Sponsor [***] prior written notice of its intent to do so and complying with any directions or written requests provided by Sponsor. If Sponsor does not reply to Fujifilm’s notification within such [***] period, Fujifilm may take any of the above actions (return, retain or dispose) at Fujifilm’s sole but reasonable option and at Sponsor’s reasonable expense.

Section 10.    Inventions and Patents

a)
Background Intellectual Property. Nothing in this Agreement shall affect the ownership of any Background Intellectual Property of either Party. Without limiting the foregoing, nothing contained in this Agreement, nor the disclosure nor provision to Fujifilm of any Confidential Information shall be deemed to transfer or grant to Fujifilm, or any other person or entity, any right, title, interest, or license in, to or under any Intellectual Property or other right Sponsor, including any rights in or to any Sponsor Materials or any Products, provided however, that Sponsor hereby grants Fujifilm a limited, non-transferable, non-exclusive license to Sponsor’s Background Intellectual Property solely to the extent necessary for Fujifilm to perform each Program in accordance with the applicable Scope, which license shall last for the term of the applicable Scope.

b)
Sponsor Inventions. Sponsor Inventions shall be owned solely by Sponsor and shall be Sponsor Confidential Information. Fujifilm will promptly disclose all Sponsor Inventions to Sponsor in writing. Fujifilm hereby assigns: (oo) all right, title and interest throughout the world in and to the Sponsor Inventions to Sponsor, including all Intellectual Property; and (pp) all rights of action and claims for damages and benefits arising due to past and present infringement of said rights to Sponsor. If Sponsor requests and at Sponsor’s expense, Fujifilm will cooperate and execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the U.S. or of any equivalent patent in any other country, and other documents reasonably necessary for Sponsor to secure, perfect, effectuate and preserve its rights in and to Sponsor Inventions, and Sponsor shall compensate Fujifilm for the time devoted to such activities and reimburse it for its reasonable expenses incurred in respect of such cooperation at a mutually agreed upon rate. For Sponsor Inventions assigned pursuant to this section, Sponsor shall provide Fujifilm a limited, non-transferable, non-exclusive, royalty-free license solely to the extent necessary for Fujifilm to perform each Program in accordance with the applicable Scope, which license shall last for the term of the applicable

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Scope. In addition, Sponsor hereby grants Fujifilm a royalty-free, non-exclusive, license, with the right to grant sublicenses, to use Sponsor Process Inventions to manufacture products other than (x) Product; (y) any Competitive Product or (z) any product produced from (x) or (y). For the avoidance of doubt, the foregoing license in this Section 10(b) does not grant Fujifilm any rights under any other Sponsor Invention or Sponsor’s Background Intellectual Property (or Sponsor Materials).

c)
Process Inventions. All Process Inventions shall be owned solely by Fujifilm and shall be Fujifilm Confidential Information. Fujifilm hereby grants to Sponsor a perpetual, world-wide, royalty-free, non-exclusive, sub-licensable license under such Process Inventions for Sponsor to disclose, manufacture, have made, modify, use, perform, and otherwise exploit (a) the Process Invention and (b) any Fujifilm Confidential Information including Background Intellectual Property incorporated into Sponsor Inventions, in each case, in connection with the use, further development, manufacture and commercial exploitation of any such Products (including any products within the Product’s lifecycle). If Fujifilm requests and at Fujifilm’s expense, Sponsor will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the U.S. or of any equivalent patent in any other country with respect to the Process Invention and Fujifilm shall compensate Sponsor for the time devoted to such activities and reimburse it for its reasonable expenses incurred in respect of such cooperation at a mutually agreed upon rate.

d)
Data. Fujifilm reserves the right to use data generated or obtained during the course of a Program to support applications necessary to apply for and obtain Letters of Patent of the U.S. or of any equivalent patent in any other country with respect to Process Inventions so long as: (qq) no Sponsor Confidential Information is disclosed in any such application; and (rr) Fujifilm notifies Sponsor [***] in advance of its intent to file such application or other instrument.

a)
Fujifilm has obtained, or will obtain prior to engaging any Personnel or Subcontractors (including for clarity, any Affiliates), written agreements under which such Personnel or Subcontractors (or Affiliate) (i) assign all of their rights in any Sponsor Invention generated under a Program to Fujifilm to effectively vest in Fujifilm the full right and authority to assign Sponsor Inventions to Sponsor and (ii) grant the necessary rights to Fujifilm to enable Fujifilm to grant the licenses under Process Inventions granted to Sponsor hereunder; and (iii) cooperate to execute any documents to confirm or perfect such assignments.

Section 11.    Independent Contractor
Fujifilm shall perform each Program as an independent contractor of Sponsor and shall have complete and exclusive control over its facilities, equipment, employees and agents. The provisions of this Agreement shall not be construed to establish any form of partnership, agency or other joint venture of any kind between Fujifilm and Sponsor, nor to constitute either Party as the agent, employee or legal representative of the other. All persons furnished by either Party to accomplish the intent of this Agreement shall be considered solely as the furnishing Party's employees or agents and the furnishing Party shall be solely responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers' compensation, payment of wages, and withholding and payment of applicable taxes, including income taxes, unemployment taxes, and social security taxes.
Section 12.    Insurance

a)
Fujifilm shall secure and maintain in full force and effect throughout the performance of each Scope, and for a period of [***] thereafter, policies of insurance for: (ss) workmen’s compensation in statutory required amounts; (tt) general liability; (uu) automobile liability; and (vv) product

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liability, in each case, having policy limits, deductibles and other terms appropriate to the conduct of Fujifilm’s business and sufficient to cover its obligations under this Agreement in Fujifilm’s reasonable judgment and in accordance with any limits and requirements provided by Applicable Laws.

b)
Sponsor shall secure and maintain in full force and effect throughout the performance of each Scope and for a period of [***] thereafter, policies of insurance for: (ww) general liability; and (xx) product liability, including (if applicable) clinical trial insurance, in each case, having policy limits, deductibles and other terms appropriate to the conduct of Sponsor’s business and sufficient to cover its obligations under this Agreement in Sponsor’s reasonable judgment and in accordance with any limits and requirements provided by Applicable Laws.

Section 13.    Delivery
Fujifilm shall package for shipment and deliver all Fujifilm Deliverables or other materials requested to be delivered by Sponsor in writing at Sponsor’s expense and in accordance with Sponsor’s written and reasonable instructions with Sponsor bearing all packaging, shipping and insurance charges. Freight terms shall be Ex Works (Incoterms 2010) Fujifilm Facility. Fujifilm shall retain representative quality retains of Product for record keeping, testing and regulatory purposes as mutually agreed in the applicable Scope or Quality Agreement and as required by Applicable Laws. Within [***] following Acceptance of a Batch by Sponsor in accordance with Section 6 of this Agreement, Fujifilm shall notify Sponsor and make each such Batch available to Sponsor at the Facility. Sponsor shall provide for shipping Product within [***] following notification by Fujifilm that Fujifilm has made such Batch available. In the event of any delay by Sponsor in shipping one or more shipments of Product in accordance with this Section 13, the Parties acknowledge and agree that liability and risk of loss for such Batch(es) of Product shall automatically transfer to (and be assumed by) Sponsor effective upon expiration of the [***] period from Batch availability. Upon Sponsor’s request, Fujifilm may store Batches of Product in accordance with Applicable Laws including cGMP, and Sponsor’s reasonable written instructions for up to an additional [***] without charge to Sponsor. If Sponsor requires a longer period for shipping, Sponsor will notify Fujifilm, and Sponsor will either make arrangements with a third party for storage on Sponsor’s behalf and at Sponsor’s expense, or Fujifilm and Sponsor may agree to storage terms in a separate Temporary Storage Agreement. If Sponsor requests that Fujifilm carry out stability testing on any such stored Product, if such provision is not already provided for in the applicable Scope, Fujifilm will conduct such testing in accordance with Applicable Laws and this Agreement, subject to the Parties’ mutual agreement on terms and conditions therefor to be set forth in a new Scope or, if applicable, a separate Temporary Storage Agreement.
Section 14.    Default/Limitation of Warranty

a)
If Fujifilm is in default of its material obligations under this Agreement, Fujifilm shall have a period of [***] from the date of receipt of notice of default from Sponsor, within which to cure or, in the case of a default which cannot be cured within [***], to commence to diligently cure such default. If Fujifilm fails to so cure or commence to diligently cure, then this Agreement or the applicable Program shall, at Sponsor’s option, immediately terminate.

b)
If Sponsor is in default of its material obligations under this Agreement, including payment obligations, Sponsor shall have a period of [***] from the date of receipt of a notice of default from Fujifilm, within which to cure such default, in the case of default which cannot be cured within [***] (other than default of payment obligations), to commence to diligently cure such default; provided that if Sponsor fails to so cure such breach or commence to diligently cure such breach, within the specified cure period, this Agreement may, at Fujifilm’s option, immediately terminate. For clarity, a Delay shall not constitute a material breach by Sponsor.

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c)
Disclaimer of Consequential Damages. EXCEPT FOR EACH PARTY’S LIABILITY ARISING OUT OF, RESULTING FROM OR RELATING TO A BREACH OF SECTION 8 (CONFIDENTIAL INFORMATION) OR SECTION 10 (INVENTIONS AND PATENTS) OR ANY OTHER UNAUTHORIZED USE OF THE OTHER PARTY’S INTELLECTUAL PROPERTY OR CONFIDENTIAL INFORMATION, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING IN CONNECTION WITH THIS AGREEMENT OR THE DEFAULT OR BREACH OF ANY OBLIGATION OF THE OTHER PARTY UNDER THIS AGREEMENT (INCLUDING A SCOPE OR ANY DOCUMENTS OR APPENDICES RELATED THERETO), A PRODUCT OR PROGRAM, WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, BY STATUTE OR OTHERWISE, WHICH LIMITATION SHALL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

d)
Liability Cap. EXCEPT FOR: (A) FUJIFILM’S LIABILITY ARISING OUT OF, RESULTING FROM OR RELATING TO A BREACH OF SECTION 8 (CONFIDENTIAL INFORMATION) OR SECTION 10 (INVENTIONS AND PATENTS) OR ANY OTHER UNAUTHORIZED USE OF SPONSOR’S INTELLECTUAL PROPERTY OR CONFIDENTIAL INFORMATION; OR [***], FUJIFILM’S MAXIMUM LIABILITY FOR DAMAGES IN CONNECTION WITH A CLAIM RELATED TO THIS AGREEMENT, A PRODUCT, OR PROGRAM, REGARDLESS OF THE CAUSE OF ACTION, WILL NOT EXCEED [***].

e)
Special Liability Cap. EXCEPT FOR: (A) FUJIFILM’S LIABILITY ARISING OUT OF, RESULTING FROM OR RELATING TO A BREACH OF SECTION 8 (CONFIDENTIAL INFORMATION) OR SECTION 10 (INVENTIONS AND PATENTS) OR ANY OTHER UNAUTHORIZED USE OF SPONSOR’S INTELLECTUAL PROPERTY OR CONFIDENTIAL INFORMATION; OR [***], FUJIFILM’S MAXIMUM LIABILITY FOR DAMAGES RELATED TO THIS AGREEMENT, THE PRODUCT OR PROGRAM, REGARDLESS OF THE CAUSE OF ACTION, WILL NOT EXCEED [***].

a)
Warranty Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT (i) NEITHER PARTY PROVIDES TO THE OTHER PARTY HERETO ANY WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS, PRODUCT, PROGRAM, AND SERVICES PROVIDED HEREUNDER, AND ALL SUCH WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE WAIVED, AND (ii) FUJIFILM MAKES NO WARRANTIES THAT THE EXECUTION OF THE SCOPE WILL RESULT IN ANY SPECIFIC QUANTITY OR QUALITY OF PRODUCT.

b)
No claim for liabilities incurred pursuant to the Quality Agreement may be made under the Quality Agreement by any party. Accordingly, performance of the Quality Agreement shall be deemed to be performance under the Scope to which the Quality Agreement relates and as such any breach of the Quality Agreement shall be deemed to be a breach of the relevant Scope and all liabilities shall be construed and limited in accordance with this Section 14.

Section 15.    Dispute Resolution

a)
In the event of any Dispute, the senior executives of Sponsor and Fujifilm shall meet as promptly as practicable after receipt of notice of such Dispute to resolve in good faith such Dispute. If Sponsor and Fujifilm are unable to satisfactorily resolve the Dispute within thirty (30) days following referral to the senior executives, then, subject to each Party’s right to seek injunctive relief to protect its rights or for patent or other Intellectual Property matters pursuant to Section 15(e) below, such Dispute shall be finally settled by an arbitrator in accordance with this Section 15, which arbitration may be initiated by either Party upon written notice to the other Party.

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b)	The arbitration will be held in New York City, New York. All arbitration proceedings and communications shall be in English.

c)
The arbitration shall be conducted by the International Chamber of Commerce (“ICC”) in accordance with the Rules of Arbitration of the International Chamber of Commerce (“Rules”) by a single neutral arbitrator agreeable to both Parties if the Dispute involves an amount of $1,000,000 or less, and by a panel of three (3) neutral arbitrators if greater than $1,000,000. Each arbitrator shall: (yy) be significantly experienced with Delaware law; and (zz) have senior management experience in the biopharmaceutical industry and at least ten (10) years legal/judicial experience. If the Parties do not agree on the arbitrator(s) within thirty (30) days of the initiation of the arbitration as indicated by at least one of the Parties, the ICC shall appoint such arbitrator(s) to hear the case in accordance with the Rules, provided however, that no potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by the provisions in this Section 15. The arbitrator(s) shall have no authority to award consequential, punitive or exemplary damages except as provided in this Agreement or to vary from or ignore the terms of this Agreement and shall be bound by controlling law.

d)
The Parties shall use reasonable efforts to complete any such arbitration (including receiving the final award from such arbitrator(s)) within six (6) months from the issuance of notice of a referral of any such Dispute to arbitration. The arbitrator(s) shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided that the arbitrator(s) shall permit such discovery as he or she deems necessary to permit an equitable resolution of the Dispute.

e)
Finally, the Parties may seek administrative action or judicial intervention for interim or emergency relief, such as restraining orders and injunctions where appropriate to protect the rights or Intellectual Property of that Party from the applicable administrative body or a court of competent jurisdiction, as applicable, including pending the selection of the arbitrator(s) or pending the arbitrator’s determination of the merits of any Dispute.

f)
Any decision by the arbitrator(s) shall, unless clearly erroneous or arbitrary and capricious, be binding upon the Parties with respect to the Dispute and may be entered as final judgment in any court having competent jurisdiction. The cost of any arbitration proceeding shall be borne by the Parties, as the arbitrator(s) shall determine if the Parties have not otherwise agreed. The arbitrator(s) shall render their final decision in writing to the Parties.

g)	Fujifilm may suspend performance of any of its obligations hereunder until all undisputed payments are made in accordance with Section 5(f).
Section 16.    Indemnification

a)
Subject to and except to the extent of any indemnification from Sponsor pursuant to Section 16(b) below, Fujifilm shall defend, indemnify and hold harmless Sponsor and its Affiliates and their respective officers, directors and employees (collectively, “Sponsor Group”) from any loss, cost, damage or expense (“Loss”) incurred by a member of the Sponsor Group from any lawsuit, action, claim, demand, assessment or proceeding brought by a third party (“Claim”) to the extent arising from or related to: (i) negligence, gross negligence or intentional misconduct or inaction of any member of the Fujifilm Group or any third party subcontractors, including Approved Suppliers (but excluding infringement or misappropriation Claims); (ii) breach of this Agreement by any member of the Fujifilm Group or any third party subcontractors, including Approved Suppliers; (iii) violation of any Applicable Law with respect to this Agreement by any member of the Fujifilm Group or any third party subcontractors, including Approved Suppliers (but excluding infringement or misappropriation Claims); or (iv) claims (A) that Fujifilm Group’s or any third party subcontractors, including Approved Suppliers’ use of Fujifilm’s Background Intellectual Property

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or Process Inventions in the performance of a Program infringe or misappropriate the Intellectual Property rights of a third party; or (B) that Fujifilm Group’s or its sublicensee’s use of the Sponsor Process Inventions for any purpose outside of the Program infringe or misappropriate the Intellectual Property rights of a third party.

b)
Subject to and except to the extent of any indemnification from Fujifilm pursuant to Section 16(a) above, Sponsor shall defend, indemnify and hold harmless Fujifilm and its Affiliates and their respective officers, directors and employees (collectively, the “Fujifilm Group”) from any Loss incurred by a member of the Fujifilm Group as a result of any third party Claim to the extent arising from or related to: (i) the use of Sponsor Materials and the Product (but excluding infringement or misappropriation Claims); (ii) Fujifilm’s proper use of Sponsor designated Process-Specific Consumables (but excluding infringement or misappropriation Claims); (iii) the negligence, gross negligence or intentional misconduct or inaction of a member of the Sponsor Group (but excluding infringement or misappropriation Claims); (iv) violation of any Applicable Law by a member of the Sponsor Group with respect to this Agreement (but excluding infringement or misappropriation Claims); (v) the breach of this Agreement by a member of the Sponsor Group; or (vi) claims that Fujifilm’s use of Sponsor’s Background Intellectual Property, including the Sponsor transferred Product manufacturing process or Sponsor Materials in the performance of a Program infringe or misappropriate the Intellectual Property rights of a third party; provided however that Fujifilm promptly ceases using such allegedly infringing materials upon Sponsor’s request.

c)
Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other Party hereto, the Party seeking indemnification (the “Indemnified Party”) shall give written notice thereof to the other Party (the “Indemnifying Party”) with a claim for indemnity. Any delay or failure to give notice shall not discharge the duty of the Indemnifying Party to indemnify except to the extent it is prejudiced by such delay or failure. Such claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a Claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at the Indemnifying Party’s option and expense, to assume the complete defense of such Claim, provided that: ([[) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense; (aaa) the Indemnifying Party will conduct the defense of any such Claim in good faith with due regard for the potential related liabilities of the Indemnified Party; (bbb) the Indemnified Party shall reasonably cooperate with the Indemnifying Party, in the defense and settlement of such Claim; and (ccc) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement and receive approval thereof, such approval not to be unreasonably withheld. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, not to be unreasonably withheld, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. The Indemnifying Party will not have an indemnification obligation with respect to any Claim settled without its prior written consent. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party’s own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party, not to be unreasonably withheld. For clarity, only Fujifilm and Sponsor will have the right to claim indemnity under this Agreement (on its own behalf or on behalf of the Fujifilm Group and Sponsor Group, respectively), no member of either group shall have the right to directly claim an indemnity hereunder.

Section 17.    Representations and Warranties

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a)
Each Party represents and warrants to the other Party that: (ddd) such Party is duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of incorporation or organization; (eee) it has received all requisite authorization and authority to, and has the full right and authority to, enter into this Agreement and to perform in accordance with the terms and conditions set forth herein; and (fff) this Agreement has been validly executed and delivered by such Party, and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms except as enforceability may be limited by liquidation, bankruptcy, insolvency, reorganization, moratorium, formal restructuring, or other similar laws relating to or affecting creditors’ rights generally or general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

b)
Each Party represents and warrants to the other Party that it has obtained and will at all times during the term of this Agreement, hold and comply with all licenses, permits and authorizations necessary to perform its obligations under this Agreement as now or hereafter required under any Applicable Laws.

c)
Each Party represents and warrants to the other Party that neither it nor any of its officers, directors, or employees performing services under this Agreement (including the applicable Scope) have been excluded from participation in any government healthcare program, debarred from or under any federal program, or convicted of a crime defined in 42 U.S.C. Section 1320a-7 (or any equivalent legislation of an individual EU member state or Canada) which could lead to debarment, or otherwise been excluded or deemed ineligible for participation in any healthcare programs (collectively, “Debarment”), nor is aware of any pending or potential actions that would give rise to such ineligibility. If at any time the foregoing changes with respect to a Party, such Party shall immediately notify the other Party of the same in writing, and the notified Party shall have the right to terminate the Scope and/or request the removal of the affected individuals from continued performance under the applicable Scope. Fujifilm certifies that it has reviewed applicable U.S. debarment lists (and the equivalent thereof under EU and Canadian laws) with respect to its Subcontractors and has not engaged Subcontractors subject to such Debarment.

d)
Fujifilm hereby represents and warrants to Sponsor that: (ggg) Fujifilm is skilled and experienced in performing the Program, and will perform each Program in a professional and workman-like manner consistent with the biopharmaceutical manufacturing industry; (hhh) there is no claim, suit, proceeding, or other investigation pending, or to the actual knowledge of Fujifilm, threatened against Fujifilm, which is likely to prevent or interfere with Fujifilm’s performance under this Agreement or adversely affect the rights and interests of Sponsor hereunder; (iii) it is under no contractual or other obligation or restriction that is inconsistent with its execution or performance of this Agreement or the rights granted to Sponsor under this Agreement, and will not enter into any agreement, either written or oral, that would conflict with its obligations under this Agreement; and (jjj) to its knowledge, it has not, nor has any of its, officers, shareholders, managers, employees or agents (including Subcontractors), committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), or any other Regulatory Authority to invoke substantially similar policies, including under any applicable anti-bribery/anti-corruption laws, including the U.K. Anti-Bribery Act.

e)
Fujifilm represents and warrants to Sponsor that: (i) Fujifilm shall not deliver a Non-Conforming Batch; (ii) without limiting the preceding sentence, Fujifilm will not deliver a Batch which has been adulterated or misbranded by the Fujifilm Group or its Subcontractors within the meaning of Applicable Laws, and (iii) Product will be transferred to Sponsor free and clear of any security interests, lien or encumbrances; provided, however, that the warranties set forth in subsection (i) or (ii) shall not apply in the event Sponsor requests delivery of a Non-Conforming Batch or an adulterated or misbranded Batch.

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f)
Sponsor hereby represents and warrants to Fujifilm that: (kkk) there is no claim, suit, proceeding, or other investigation pending, or to the actual knowledge of Sponsor, threatened against Sponsor, which is likely to prevent or interfere with Sponsor’s performance under this Agreement; (lll) it is under no contractual or other obligation or restriction that is inconsistent with its execution or performance of this Agreement or the rights granted to Fujifilm under this Agreement, and will not enter into any agreement, either written or oral, that would conflict with its obligations under this Agreement; and (mmm) to its knowledge, it has not, nor has any of its, officers, shareholders, managers, employees or agents, committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), or any other Regulatory Authority to invoke substantially similar policies, including under any applicable anti-bribery/anti-corruption laws, including the U.K. Anti-Bribery Act.

g)
Sponsor hereby represents and warrants to Fujifilm that it has legal title and/or a valid license to the Sponsor Deliverables necessary to conduct the Program in accordance with the applicable Scope and that to Sponsor’s knowledge, Fujifilm’s use of Sponsor’s Background Intellectual Property as contemplated under this Agreement will not violate or infringe on the patents, trademarks, trade names, trade secrets, service marks or copyrights of any other party.

Section 18.    Force Majeure
Either Party shall be excused from performing its respective obligations under this Agreement to the extent that its performance is delayed or prevented by Force Majeure. The Party subject to such event shall promptly notify the other Party of the occurrence thereof and, if known, the expected duration. Any time specified or estimated for completion of performance in the Scope falling due during or subsequent to the occurrence of any or such events shall be automatically extended for a period of time to recover from such disability, provided that the Party suffering such occurrence: (a) uses commercially reasonable efforts to mitigate any damages incurred by the other Party, including in the case of Fujifilm, at Sponsor’s request, using commercially reasonable efforts to transfer the work performed under a Scope to another Facility, subject to capacity availability at such other Facilities and, if such Facilities are operated by Affiliates of Fujifilm, execution of an amendment to this Agreement adding such Affiliates to this Agreement; and (b) uses commercially reasonable efforts to resume full performance of its obligations under this Agreement as soon as reasonably practicable. Fujifilm will promptly notify Sponsor if, by reason of any of the events referred to herein, Fujifilm is unable to meet any such time for performance of a Stage specified in the Scope. If any part of the Program is invalid as a result of such Force Majeure, Fujifilm will, upon written request from Sponsor, repeat that part of a Program affected by the disability, with such costs and expenses to be mutually agreed upon in a Change Order. [***].
Section 19.    Delays
In the event of any delays to the agreed upon commencement or performance of the Program caused or requested by Sponsor or a Force Majeure affecting Sponsor, Sponsor will notify Fujifilm in writing as soon as reasonably practicable, including any anticipated impact on the timeline for performance, and in the event of any delays to the agreed upon commencement or performance of the Program that occur as a result of any action or omission of Fujifilm Group or Subcontractors or Force Majeure affecting Fujifilm, Fujifilm will notify Sponsor in writing of the same as soon as reasonably practicable, including any impact on the timeline for performance of the applicable Stage. Any increase in costs or expenses incurred due to any material delays shall be determined in good faith by the Parties via a Change Order. Where such agreed upon Change Order for a Delay results in the Manufacturing Stage(s) being performed outside of the original period reserved for such Manufacturing Stage(s) as a whole, and Fujifilm is unable to reallocate resources for use with other clients during the period, then unless otherwise agreed in such Change Order, the cancellation fees set forth in Section 21(f) shall apply.

CONFIDENTIAL

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Section 20.    Publicity and Use of Names
The Parties anticipate opportunities for joint or independent press releases or other announcements relating to the activities contemplated hereby, including any ancillary agreements; provided however, that neither Party may issue any such press release or other announcement relating to the activities contemplated by this Agreement (including any Scope) or any ancillary matter without the prior written permission of such other Party. The Party wishing to make such release or announcement shall provide a copy of the text thereof to the other Party at least ten (10) business days prior to its anticipated release and shall (a) remove any Confidential Information identified by the other Party and (b) in good faith, make any modifications to address any objections raised by such other Party. After issuance of a press release approved under the preceding sentence, either Party may thereafter make disclosures related to this Agreement consistent with the approved release. For clarity, Fujifilm will not have the right to publish the results of any Program. Without limiting the foregoing, neither Party shall use the name of the other Party, its Affiliates or the names of the employees of the other Party in any advertising or sales promotional material or in any publication without prior written permission of such other Party. Such consent may not be unreasonably withheld. Each Party shall, however, be entitled to make any disclosures as required in connection regulatory filings, patent filings, or as otherwise required by Applicable Laws in accordance with Section 8 (Confidential Information) of this Agreement.
Section 21.    Term/Termination

a)
Term. This Agreement shall take effect on the Effective Date and continue in effect for a period of ten (10) years or completion of all Programs, whichever is later. Each Scope shall take effect upon the date of its execution by both Parties and, unless earlier terminated as provided in this Section 21, continue until the completion of the Program under such Scope. A Program will be deemed completed when all Stages defined in the applicable Scope have been completed.

b)
Termination for Insolvency. Either Party may immediately terminate this Agreement upon written notice to the other Party if: (nnn) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction; (ooo) a voluntary petition in bankruptcy is filed in any court of competent jurisdiction by the other Party; or (ppp) this Agreement is assigned by the other Party for the benefit of creditors.

c)
Termination of a Program Due to Technical Issues. Fujifilm may terminate a Program at any time by giving written notice to Sponsor at least [***] in advance of such termination, if Fujifilm reasonably believes that it will be unable to carry out and complete such Program in accordance with the Scope due to discovery of a factor (other than a Fujifilm Fault or Execution Factor) which:

(i)	Materially and adversely affects the development of the Process; or

(ii)	Materially and adversely affects, or is likely to materially and adversely affect, production of Product in the Facility; or

(iii)	Will have an adverse effect on another customer product license or manufacturing license as a result of the Product being introduced into the Facility, provided that, in each case: (x) such factor was not known and could not reasonably have been known at the commencement of the applicable Stage of Program; (y) Fujifilm has used commercially reasonable efforts in its attempts to address such factor; and (z) the Parties have been unable to agree upon changes to address such factor in a Change Order. Fujifilm acknowledges and agrees that Sponsor has disclosed the use of nickel in the processing of the Product, and such use shall not constitute a factor upon which to exercise this termination right.

CONFIDENTIAL

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d)
Termination by Sponsor for Convenience. In addition to the termination rights otherwise set forth in this Agreement, Sponsor may at any time terminate: (qqq) the entire Agreement; (rrr) individual Program(s), in whole or in part; or (sss) individual Scope, in whole or in part, in each case, by giving [***] written notice to Fujifilm.

e)	Payment Due Upon Termination.

(i)
Upon termination of a Scope under this Agreement by Sponsor pursuant to Section 14(a) (Fujifilm’s uncured default) or Section 21(b) (Fujifilm’s insolvency) or by Fujifilm pursuant to Section 21(c) (Technical Issues), Sponsor shall pay Fujifilm in accordance with Section 5(f), the following amounts for the terminated Scope(s): [***].

(ii)
In the event Sponsor elects to terminate a Scope pursuant to Section 21(d) (for convenience) or in the event Fujifilm terminates pursuant to Section 14(b) (Sponsor’s uncured default) or Section 21(b) (Sponsor’s insolvency), then, unless otherwise set forth in the applicable Scope, Sponsor will pay Fujifilm the fees set forth below (with such payment made in accordance with Section 5(f)). [***].

(1)	all unpaid costs properly incurred or committed for Process Consumables [***]

(2)	with respect to any unbilled amounts set forth in the applicable Payment schedule of the terminated Scope, for all Stages other than Manufacturing Stages, on a Stage by Stage basis, [***]; plus

(3)	With respect to unbilled activities for Manufacturing Stages:

(a)
If the effective date of termination is on or before the date that is [***] prior to the scheduled commencement date for manufacturing activities, an amount equal to [***] of the unbilled activities for Manufacturing Stages (as amended to include any executed Change Orders); or

(b)
If the effective date of termination is after the date that is [***] prior to the scheduled commencement date for manufacturing activities but on or before the date that is [***] prior to same, an amount equal to [***] of the unbilled activities for Manufacturing Stages (as amended to include any executed Change Orders); or

(c)
If the effective date of termination is after the date that is [***] prior to the scheduled commencement date for manufacturing activities but on or before the date that is [***] prior to same, an amount equal to [***] of the unbilled activities for Manufacturing Stages (as amended to include any executed Change Orders); or

(d)
If the effective date of termination is after the date that is [***] prior to the scheduled commencement date for manufacturing activities, an amount equal to [***] of the unbilled activities for Manufacturing Stages (as amended to include any executed Change Orders).

a)
Fees for Cancellation of Individual Batches. In the event of a Delay under Section 19 for which this Section 21(f) is applicable, or in the event of a cancellation for reasons other than pursuant to Section 7, Section 14, Section 18, or Section 21(b), of one (1) or more Batches, but not the entire Scope or a Program (for which Section 21(e) above shall apply), Sponsor shall pay Fujifilm, in accordance with Section 5(e), the following amounts in respect to the cancelled Batch(es):

CONFIDENTIAL

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(i)	All amounts owed for work properly performed under pre-productions Stages but not yet invoiced; plus

(ii)	All unpaid costs properly incurred or committed for Process Consumables that are not used [***]; plus

(iii)	A cancellation fee calculated, unless otherwise set forth in the Scope, as follows:

(1)
If the effective date of cancellation is on or before the date that is [***] prior to the scheduled commencement date for manufacturing of the cancelled Batch(es), an amount equal to [***] of the unbilled cancelled activities under Manufacturing Stages (as amended to include any executed Change Orders); or

(1)
If the effective date of cancellation is after the date that is [***] prior to the scheduled commencement date for manufacturing activities but on or before the date that is four months prior to same, an amount equal to [***] of the unbilled cancelled activities to Process such Batch (excluding costs for any Process Consumables); or

(2)
If the effective date of cancellation is after the date that is [***] prior to the scheduled commencement date for manufacturing activities but on or before the date that is [***] prior to same, an amount equal to [***] of the unbilled cancelled activities to Process such Batch (excluding costs for any Process Consumables); or

(1)
If the effective date of cancellation is after the date that is [***] prior to the scheduled commencement date for manufacturing of the cancelled Batch(es), an amount equal to [***] of the cancelled activities to Process such Batch (excluding costs for any Process Consumables).

Notwithstanding the foregoing, Sponsor shall not be liable to pay to Fujifilm in aggregate a sum in excess of the amount which would have been payable had the relevant Batch been manufactured successfully in accordance with the applicable Scope.

b)
For clarity, in the event Sponsor elects to terminate a Scope, individual Batch, or the Agreement, pursuant to Section 21(d) (for convenience) or in the event Fujifilm terminates pursuant to Section 14(b) (Sponsor’s uncured default) or Section 21(b) (Sponsor’s insolvency), then Fujifilm shall have no obligation to refund any pre-paid reservation fees.

c)
Effects of Termination. The termination of this Agreement for any reason shall relieve neither Party of its obligation to the other for obligations in respect of: (ttt) confidentiality of information; (uuu) consents for advertising purposes and publications; (vvv) indemnification; (www) inventions and patents; (xxx) compensation for services performed; and (yyy) dispute resolution. Further, termination of this Agreement for any reason shall relieve neither Party of its protections under (x) disclaimer of warranty or (y) limitation of liability.

Section 22.    Program Management

a)
Joint Steering Committee. Upon execution of a Scope under this Agreement, Sponsor and Fujifilm shall establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”) comprised of an equal number of representatives of each Party, which will consist of Program Managers and other functional leaders from areas executing the Program with experience in the development, manufacturing, and commercialization of biologic products and be of the seniority and experience appropriate for participation therein, in light of the functions, responsibilities and

CONFIDENTIAL

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authority of the JSC as further set forth below. Where multiple Programs are agreed under this Agreement, Sponsor and Fujifilm may agree to establish different Joint Steering Committees for different Products and/or Programs.

b)
Program Managers. Each Party shall appoint one person to serve as a “Program Manager” under a Scope with responsibility for overseeing day to day program execution and being the primary point of contact between the Parties with respect to the Program.

c)
Replacement of Joint Steering Committee Representatives and Program Managers. The Joint Steering Committee may adjust membership as the Program progresses through various Stages. Each Party shall be free to replace its representative members on the Joint Steering Committee or its Program Manager with new appointees who have authority to act on behalf of such Party, on written notice to the other Party.

d)
Responsibilities of Joint Steering Committee. The Joint Steering Committee shall be responsible for overseeing and directing the Parties’ interaction and performance of their respective obligations under this Agreement. Without limiting the generality of the foregoing, its duties shall include:

(i)	monitoring the performance of a Program;

(ii)	resolving disagreements that arise under this Agreement; and

(iii)	determining the need for, and terms of, any Change Orders.

e)
Meetings. The Joint Steering Committee shall meet at least once per calendar quarter or as more or less often as otherwise agreed to by the Parties. In addition, a Party may call a meeting of the JSC upon reasonable notice to the other Party where such meeting is reasonably necessary to monitor Programs and resolve issues arising hereunder and to perform its responsibilities under this Agreement. Such meetings may be in person or by telephone as agreed by the Joint Steering Committee. Each Party shall bear its own travel and lodging expenses related to participation in and attendance at such meetings by its JSC representatives. As required, the Joint Steering Committee meetings may include additional relevant function leaders from Sponsor and Fujifilm’s respective teams.

f)
Minutes. Within [***] after each Joint Steering Committee meeting, a Program Manager shall prepare and distribute minutes of the meeting, which shall summarize in reasonable details the discussion points, actions, and decisions made by the Joint Steering Committee. Program Managers from Fujifilm and Sponsor shall alternate preparing meeting minutes, unless the JSC decides otherwise. Minutes shall be approved or disapproved and revised, as necessary, at the next meeting. Final minutes shall be distributed to the members of the Joint Steering Committee.

g)
Dispute Resolution. Each Party’s representatives will collectively have one (1) vote. In the event that the Joint Steering Committee cannot reach agreement with respect to any material issue, then the issue shall be resolved in accordance with the dispute resolution provisions in Section 15.

h)
Limitations. The Joint Steering Committee is not empowered to amend the terms of this Agreement (including any Scope or the Quality Agreement), cause a Party to make financial commitments or take on additional obligations over its objection, or to expand its scope of authority or to determine any issue before the JSC in a manner that would conflict with the express terms and conditions of this Agreement (including any Scope or the Quality Agreement).

Section 23.    Assignment

CONFIDENTIAL

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This Agreement shall not be assigned or transferred in whole or in part by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Any attempt to assign or transfer this Agreement without such consent shall be void and of no effect. Notwithstanding the foregoing, without the prior written consent of the other Party, (a) either Party shall be entitled to assign or transfer all or part of its rights under this Agreement to a purchaser of all or substantially all of its assets to which this Agreement relates, or an entity with which it may merge where it is not the surviving company, provided that in the case of each such assignment or transfer, the assignee agrees in writing to assume the obligations of the assignor in this Agreement; and (b) in the case of Sponsor, Sponsor shall be entitled to assign or transfer its rights under this Agreement without Fujifilm’s consent to any third party licensee or collaborator in connection with the development, manufacturing, and/or commercialization of the Product, provided that (i) the assignee has creditworthiness no less than the creditworthiness of Sponsor, (ii) the assignee is not a contract manufacturer in the biopharmaceutical industry and (iii) the assignee agrees in writing to assume all relevant obligations undertaken by Sponsor in this Agreement. No assignment shall relieve the assigning Party of responsibility for the performance of any of its obligations hereunder. The terms of this Agreement shall inure to the benefit of permitted successors and assigns. For clarity, Fujifilm shall be entitled to subcontract certain obligations in accordance with Section 1(f), and Sponsor shall be entitled to subcontract its obligations, other than payment obligations, without Fujifilm’s prior written consent. Sponsor shall notify Fujifilm in writing (which may be via e-mail) following any such subcontracting.
Section 24.    Notice
All notices to be given under this Agreement shall be in writing and shall be delivered personally, or mailed either by a reputable overnight carrier or first class mail, postage prepaid, return receipt requested, to the Parties at the addresses set forth below or such other addresses as the Parties may designate in writing. Such notice shall be effective on the date sent, if delivered personally, on the date received as indicated on the courier’s receipt if sent by overnight carrier, and on the date received as indicated on the return receipt if mailed first class.
If to Sponsor:

Sesen Bio, Inc.
Attn: Chief Financial Officer
245 First Street
Suite 1800
Cambridge, MA 02142, USA

(with a copy to)

Sesen Bio, Inc.
Attn: Legal Department
245 First Street
Suite 1800
Cambridge, MA 02142, USA

If to Fujifilm:

President
FUJIFILM Diosynth Biotechnologies U.S.A., Inc.
101 J. Morris Commons Lane
Morrisville, NC 27560
P: 919-337-4404

(with a copy to)

CONFIDENTIAL

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Legal Department
FUJIFILM Holdings America Corporation
200 Summit Lake Drive
Valhalla, New York 10595-1356
Section 25.    Choice of Law
This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware except for its rules regarding conflict of laws.
Section 26.    Waiver/Severability
No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such provision, or of any other provision or condition of this Agreement, except by an instrument signed by the duly authorized representative of the Party making such waiver, which instrument shall make specific reference to this Agreement and shall express the plan or intention to waive the same. If any provisions hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be affected thereby. In such event, the Parties agree to negotiate in good faith an amendment to this Agreement to replace the illegal or unenforceable term in such a way as to, as closely as possible, effect the benefits and burdens for which the Parties have bargained under this Agreement.
Section 27.    Nonsolicitation
For the term of this Agreement, and for [***] following termination of this Agreement, for any reason, neither Sponsor nor Fujifilm nor any of their employees or agents shall solicit, hire, or attempt to solicit or hire, any employees of the other who were involved in the Program, unless otherwise approved by the other Party; provided that nothing herein shall restrict either Party from soliciting, hiring or attempting to solicit or hire any such employees by general employment advertising.
Section 28.    Entire Agreement; Modification/Counterparts; Construction

a)
This instrument including the attached Appendices sets forth the entire agreement between the Parties hereto with respect to the performance of the Program by Fujifilm for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. In the event of a conflict between the body of this Agreement, the applicable Scope, and the Quality Agreement, the provisions of the Quality Agreement will govern with respect to quality obligations, and the body of this Agreement will control with respect to all other matters unless the Scope specifically acknowledges the conflict and expressly states the conflicting Scope provision controls. For clarity, this Agreement (i) shall supersede in its entirety, that certain General Contract Terms for Non-GMP Services, dated as of May 11, 2018, between Eleven Biotherapeutics, Inc. and FUJIFILM Diosynth Biotechnologies U.S.A., Inc., with all statements of work entered into thereunder (including Statement of Work #1 dated May 11, 2018 and Statement of Work #2 dated September 7, 2018) governed by this Agreement and superseding any conflicting language therein as if originally executed under this Agreement, to the extent not prohibited by law; and (ii) shall not affect the separate Master Services Agreement currently in place between Sponsor and FDBK, which shall remain in effect in accordance with its terms. This Agreement shall not be amended, changed, or modified in any manner except by an instrument signed by the duly authorized representatives of each of the Parties hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same.

CONFIDENTIAL

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b)
This Agreement has been prepared jointly and will not be strictly construed against either Party, and any ambiguities in this Agreement will not be construed against the other Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each section have been inserted for convenience of reference only and are not intended to limit or expand the meaning of the language contained in any particular section. References to “days” shall mean calendar days unless otherwise specified as a “business day”. The words “include” or “including” will be construed to mean “including without limitation”, and the word “will” will be construed to have the same meaning as the word “shall.”

c)
This Agreement may be executed in one or more counterparts, and delivered by electronic means, including by pdf and/or facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Master Bioprocessing Services Agreement to be duly executed by their authorized representatives as of the date of the last signature below.

Sesen Bio, Inc.                    FUJIFILM Diosynth Biotechnologies U.S.A., Inc.

By: /s/ Tom Cannell                By:     /s/ M. Meeson

Name: Tom Cannell                Name:    M. Meeson

Title:    President and CEO            Title:    President

Date:    October 4, 2018                Date:    October 4, 2018

FUJIFILM Diosynth Biotechnologies U.S.A., Inc.

By:     /s/ Vincent Romeo

Name:    Vincent Romeo

Title:    CFO

Date:    October 4, 2018

CONFIDENTIAL